UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22438

Voya Emerging Markets High Dividend Equity Fund

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

Huey P Falgout Jr., 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:   February 28

Date of reporting period: February 28, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
February 28, 2017
Voya Emerging Markets High Dividend Equity Fund
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

President’s Letter

Dear Shareholder,
Voya Emerging Markets High Dividend Equity Fund (the “Fund”) is a diversified closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IHD.” The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation.
The Fund seeks to achieve its investment objective by investing principally in a portfolio of equity securities, primarily of issuers in emerging market countries. NNIP Advisors B.V., the Fund’s sub-adviser, seeks to construct a portfolio with a weighted average gross dividend yield that exceeds the dividend yield of the MSCI Emerging Markets IndexSM. The Fund will also normally seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on selected exchange-traded funds and/or international, regional or country indices of equity securities, and/or on equity securities.
For the year ended February 28, 2017, the Fund made quarterly distributions totaling $0.88 per share, which were characterized as $0.69 per share return of capital and $0.19 per share of net investment income.*
Based on net asset value (“NAV”), the Fund provided a total return of 32.30% for the year ended February 28, 2017.(1)(2) This NAV return reflects an increase in the Fund’s NAV from $7.81 on February 29, 2016 to $9.24 on February 28, 2017, after taking into account the quarterly distributions noted above. Based on its share price, the Fund provided a total return of 38.66% for the year ended February 28, 2017.(2)(3) This share price return reflects an increase in the Fund’s share price from $6.71 on February 29, 2016 to $8.32 on February 28, 2017, after taking into account the quarterly distributions noted above.
The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.
At Voya our mission is to help you grow and protect your wealth, by offering you and your financial advisor a range of global investment solutions. We invite you to visit our website at www.voyainvestments.com. Here you will find current information on our investment products and services, including our open- and closed-end funds and our retirement portfolios. You will see that Voya offers a broad range of equity, fixed income and multi-asset strategies that aim to fulfill a variety of investor needs.
Thank you for trusting Voya with your investment assets. We look forward to serving you in the months and years ahead.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
April 1, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
More complete information about the Fund, including the Fund’s daily New York Stock Exchange closing prices and NAV per share, is available at www.voyainvestments.com or by calling the Fund’s Shareholder Service Department at (800) 992-0180. To obtain a prospectus for any Voya mutual fund, please call your financial advisor or a fund’s Shareholder Service Department at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

*
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

(1)
Total investment return at NAV has been calculated assuming a purchase at NAV at the beginning of each period and a sale at NAV at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(3)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

Market Perspective: Year Ended February 28, 2017

In our semi-annual report we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, recovered sharply after intensifying global concerns had driven them down into February. Half way through the fiscal year, the Index was up 11.48%; this gain was almost doubled in the second half to 22.21% for the whole year. (The Index returned 21.26% for the year ended February 28, 2017, measured in U.S. dollars.)
The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016 despite sluggish economic progress. It was worse in the rest of the developed world where negative bond yields were increasingly common.
China was an ongoing concern with declining growth, policy missteps and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.
Many indices of risky assets seemed to reach their nadir on February 11. The Index, with no specific catalyst evident, rebounded by nearly 14% to the end of May.
As asset prices recovered, there were still many who doubted that the gains would be sustained. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as the faint growth in U.S. gross domestic product in late 2015 and early 2016 would soon improve and employment was nearly full.
A surprisingly weak U.S. employment report on June 3 put paid to an interest rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.
Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. By the end of August, Federal Reserve officials were again warning of two interest rate increases before year end. In the event the FOMC did not act in September after a series of disappointing economic reports, but broadly hinted that they would do so in December.
By the end of October, one notable trend was the increase in government bond yields. There were various reasons. In the U.S., an interest rate hike in December was an increasingly likely prospect. In the euro zone, it was feared that the European Central Bank was about to “taper” its bond buying. In the U.K. the weakening pound made government bonds less attractive.
But this and other market trends were thrown into disarray when on November 8, a new U.S. President was unexpectedly elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.
Having stumbled for two months, the Index danced 10.41% higher after the election. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve rose and steepened faster than ever, especially when the Fed duly raised the federal funds rate by 25bp (0.25%) on December 14 and projected three more in 2017.
This and the prospect of lighter regulation benefited banks. The promised infrastructure spending boosted sectors like industrials and materials. Tax reductions would increase net profits in all sectors, while tax reform might allow the remittance of vast U.S. corporate profits held abroad. The technology sector was at first slower to react. Its companies would benefit from improved demand, but they were also major importers of manufactures and the higher tariffs that loomed threatened profit margins. Sectors considered “bond surrogates” like utilities and consumer staples lagged by comparison.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 1.42% in the fiscal year, while the Bloomberg Barclays U.S. Treasury Bond sub-index lost 1.24%. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index advanced 6.42%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 21.83%.
U.S. equities, represented by the S&P 500® index including dividends, ended the 12-month period up 24.98%, having reached yet another all-time high on February 27. The strongest sectors were financials and technology returning 46.36% and 32.95%, respectively. Weakest were telecommunications and consumer staples, which returned 9.41% and 11.55%, respectively. S&P 500® companies’ earnings per share recorded year-over-year increases in the third and fourth quarters of 2016 after five straight declines.
In currencies, the dollar was boosted by developments in November and on a trade-weighted basis reached a 14-year high. The dollar gained 3.05% against the euro and 12.74% on the pound, although in the latter case about half was due to Britain’s vote to leave the EU. The dollar actually lost 0.04% against the yen, but it had been down more than 9% at the half-way point.
In international markets, the MSCI Japan® Index, rose 19.24% for the year, almost all in the second half. Stocks were initially supported by a stabilizing outlook for China and monetary stimulus and latterly energized by the weakening yen. The MSCI Europe ex UK® Index added 14.92%. Financials and industrials, about one third of the sub-index, accounted for nearly half of the gain. The MSCI UK® Index jumped 24.08%, its big multinational members like HSBC, Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.
Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Emerging Markets High Dividend Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of February 28, 2017 (as a percentage of net assets)

China	33.1%
South Korea	15.5%
Taiwan	9.5%
India	7.2%
Brazil	7.2%
South Africa	6.4%
Russia	5.7%
Chile	3.1%
Malaysia	2.8%
Mexico	1.7%
Countries between 0.9% – 1.6%^	6.0%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 5 countries, which each represents 0.9% − 1.6% of net assets.
Portfolio holdings are subject to change daily.
Voya Emerging Markets High Dividend Equity Fund’s (the “Fund”) is a diversified closed-end fund with the primary investment objective of providing total return through a combination of current income, capital gains and capital appreciation. The Fund seeks to achieve its investment objectives by investing principally in a portfolio of equity securities, primarily of issuers in emerging market countries. The Fund will also normally seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on selected exchange-traded funds (“ETFs”) and/or international, regional or country indices of equity securities, and/or on equity securities.
Portfolio Management: The Fund is managed by Manu Vandenbulck, Nicolas Simar, Robert Davis and Willem van Dommelen, Portfolio Managers, NNIP Advisors B.V. (Europe) — the Sub-Adviser.
Equity Portfolio Construction: Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets in dividend-producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in emerging markets. The Sub-Adviser seeks to construct a portfolio with a weighted average gross dividend yield that exceeds the dividend yield of the MSCI Emerging Markets IndexSM.
The Fund will invest in approximately 60 to 120 equity securities and will select securities through a bottom-up process that is based upon quantitative screening and fundamental industry, sector and company analysis.
For the purpose of the Fund’s investments, the following countries are considered emerging markets: Argentina, Bahrain, Brazil, Bulgaria, Chile, China, Colombia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Korea, Jordan, Kuwait, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Oman, Pakistan, Peru, Philippines, Poland, Qatar, Romania, Russia, Saudi Arabia, Slovakia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, United Arab Emirates, and Zimbabwe.
Top Ten Holdings as of February 28, 2017* (as a percentage of net assets)

China Construction Bank	3.3%
Alibaba Group Holding Ltd. ADR	3.2%
China Mobile Ltd.	3.0%
Industrial & Commercial Bank of China	2.7%
Samsung Electronics Co., Ltd.	2.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.3%
Samsung Electronics Co., Ltd. - Pref	2.2%
Cathay Financial Holding Co., Ltd.	1.9%
Shinhan Financial Group Co., Ltd.	1.9%
China Petroleum & Chemical Corp.	1.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
In addition, the Fund may invest up to 20% of its managed assets in the equity securities of issuers in countries which are not considered emerging markets.
The Fund’s Options Strategy: The Fund writes (sells) call options on selected ETFs, and/or international, regional or country indicies of equity securities, and/or on equity securities, with the underlying value of such calls generally having 15% to 50% of total value of the Fund’s portfolio. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio. Call options will be written (sold) usually at-the money, out-of-the-money or near-the-money and can be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions.
Performance: Based on net asset value (“NAV”), the Fund provided a total return of 32.30% for the year ended February 28, 2017.(1) This NAV return reflects an increase in the Fund’s NAV from $7.81 on February 29, 2016 to $9.24 on February 28, 2017, after taking into account quarterly distributions. Based on its share price as of February 28, 2017, the Fund provided a total return of 38.66% for the year.(1) This share price return reflects an increase in the Fund’s share price from $6.71 on February 29, 2016 to $8.32 on February 28, 2017, after taking into account quarterly distributions. The Fund is not benchmarked to an index but uses the MSCI Emerging Markets IndexSM as a reference index, which returned 29.46% for the reporting period. During the year, the Fund made quarterly distributions totaling $0.88 per share, which were characterized as $0.69 per share return of capital and $0.19 per share of net investment income.(2) As of February 28, 2017, the Fund had 19,026,950 shares outstanding.
Portfolio Specifics: Equity Portfolio: Emerging equity markets made strong gains over the reporting period. For our equity dividend strategy, the conditions were generally favorable as we managed to outperform the reference index. Our focus on value helped both our stock picking and country allocation throughout the period. For example, we made strong gains from our overweight in the first half of the period to Brazil, where valuations were very attractive. Similarly, we benefited from our commodities exposure, which saw a large recovery during the period.

Portfolio Managers’ Report	Voya Emerging Markets High Dividend Equity Fund

During the period, stock selection from India, South Korea and South Africa contributed the most to performance. In addition to our Brazilian positioning, we also gained from underweight positions to Indonesia and Mexico, two of the biggest laggards in the period. Stock selection in China was the worst performer.
Option Portfolio: During the reporting period, call options were written against the emerging markets portfolio. The option portfolio consists of a series of short-dated call options on an ETF, with the MSCI Emerging Markets Index as an underlying index. The MSCI Emerging Markets Index is the reference index for the Fund. Therefore, the options portfolio keeps a low tracking error with its reference index.
The options generally were sold having a maturity in the range of four to five weeks. The overall portfolio coverage was 20%. Options were sold generally at-the-money and implemented in the over-the-counter market to enable the Fund managers to profit from its flexibility, liquidity and opportunities.
During the reporting period our equity dividend strategy posted a positive return, while our option strategy had a negative contribution to the Fund’s performance.
Current Strategy and Outlook: The key development for emerging markets in February remains the ‘reflation trade’. With the major correlation for emerging markets equity performance being earnings growth, we believe supportive commodity prices and improving data from China should drive growth in earnings and positive earnings revisions and an overall positive for equity performance. Emerging markets corporate earnings are ‘on the mend’; the MSCI Emerging Markets Index has already started to reflect this, posting strong returns year to date through February, and is approaching double-digit percentage gains for the year to date. While policy errors could derail these positives, it is notable that during the month U.S. Treasury Secretary Steven Mnuchin stepped back from labelling China a ‘currency manipulator’ and cited processes for assessment under which criteria the label would be unlikely to stick. An issue for emerging markets equities in 2017 might be the consequence of higher U.S. interest rates. Contrary to consensus, we think it will turn out to be a positive driver, as history shows solid performance for emerging markets when improving growth expectations are the cause of higher U.S. interest rates — which we believe to be the case today.
By applying our discipline and process as dividend investors, and owning cash-generating companies that demonstrate the discipline to pay a proportion of their earnings back to shareholders, we believe our Fund offers an attractive route into emerging market equities for those seeking to profit from both the existing valuation opportunity and the long-term potential of these countries.

(1)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(2)
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Emerging Markets High Dividend Equity Fund
We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of Voya Emerging Markets High Dividend Equity Fund, as of February 28, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended and the period from April 26, 2011 (commencement of operations) to February 29, 2012. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Voya Emerging Markets High Dividend Equity Fund as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended and the period from April 26, 2011 to February 29, 2012, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
April 24, 2017

Statement of Assets and Liabilities as of February 28, 2017

ASSETS:
Investments in securities at fair value*	$172,485,368
Short-term investments at fair value**	3,335,109
Total investments at fair value	$175,820,477
Foreign currencies at value***	61,647
Receivables:
Investment securities sold	449,622
Dividends	720,791
Foreign tax reclaims	23,943
Prepaid expenses	395
Other assets	3,955
Total assets	177,080,830
LIABILITIES:
Payable for investment securities purchased	521,283
Payable for investment management fees	167,799
Payable to trustees under the deferred compensation plan (Note 6)	3,955
Payable for trustee fees	841
Other accrued expenses and liabilities	125,865
Written options, at fair value^	544,600
Total liabilities	1,364,343
NET ASSETS	$175,716,487
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$258,962,502
Distributions in excess of net investment income	(337,797)
Accumulated net realized loss	(76,134,925)
Net unrealized depreciation	(6,773,293)
NET ASSETS	$175,716,487
* Cost of investments in securities	$179,413,113
** Cost of short-term investments	$3,335,109
*** Cost of foreign currencies	$61,428
^ Premiums received on written options	$663,732
Net assets	$175,716,487
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	19,026,950
Net asset value	$9.24
See Accompanying Notes to Financial Statements

Statement of Operations for the year ended February 28, 2017

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,853,373
Interest, net of foreign taxes withheld*	19,839
Total investment income	5,873,212
EXPENSES:
Investment management fees	2,101,002
Transfer agent fees	18,433
Shareholder reporting expense	31,025
Professional fees	66,072
Custody and accounting expense	151,950
Trustee fees	5,042
Miscellaneous expense	31,263
Total expenses	2,404,787
Net investment income	3,468,425
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	(16,955,064)
Foreign currency related transactions	1,669
Written options	(3,794,942)
Net realized loss	(20,748,337)
Net change in unrealized appreciation (depreciation) on:
Investments	61,195,827
Foreign currency related transactions	83,875
Written options	(164,209)
Net change in unrealized appreciation (depreciation)	61,115,493
Net realized and unrealized gain	40,367,156
Increase in net assets resulting from operations	$43,835,581
* Foreign taxes withheld	$637,267
^ Foreign taxes on sale of Indian investments	$120,746
See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Year Ended February 28, 2017	Year Ended February 29, 2016
FROM OPERATIONS:
Net investment income	$3,468,425	$3,817,600
Net realized loss	(20,748,337)	(10,074,343)
Net change in unrealized appreciation (depreciation)	61,115,493	(46,970,483)
Increase (decrease) in net assets resulting from operations	43,835,581	(53,227,226)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,617,107)	(3,993,137)
Return of capital	(13,270,349)	(16,250,115)
Total distributions	(16,887,456)	(20,243,252)
FROM CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased, net of commissions	(3,913,276)	—
Net decrease in net assets resulting from capital share transactions	(3,913,276)	—
Net increase (decrease) in net assets	23,034,849	(73,470,478)
NET ASSETS:
Beginning of year or period	152,681,638	226,152,116
End of year or period	$175,716,487	$152,681,638
Distributions in excess of net investment income at end of year or period	$(337,797)	$(145,152)

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
	Per Share Operating Performance													Ratios and Supplemental Data
		Income (loss) from investment operations			Less Distributions										Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income gain (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total investment return at market value(2)	Net assets, end of year or period (000’s)	Gross expenses prior to expense waiver/recoupment(3)	Net expenses after expense waiver/recoupment(3)(4)	Net investment income (loss)(3)(4)	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)
02-28-17	7.81	0.18	2.13	2.31	0.19	—	0.69	0.88	—	9.24	8.32	32.30	38.66	175,716	1.43	1.43	2.06	39
02-29-16	11.57	0.20	(2.92)	(2.72)	0.21	—	0.83	1.04	—	7.81	6.71	(23.98)(5)	(28.30)	152,682	1.47	1.47	1.99	30
02-28-15	12.50	0.30•	(0.08)	0.22	0.34	—	0.81	1.15	—	11.57	10.54	2.21	2.01	226,152	1.42	1.42	2.35	40
02-28-14	14.53	0.34•	(1.17)	(0.83)	0.29	—	1.00	1.29	0.09	12.50	11.41	(4.89)(a)	(16.62)	244,220	1.41	1.41	2.58	50
02-28-13	16.60	0.30•	(0.85)	(0.55)	0.31	—	1.21	1.52	—	14.53	15.13	(2.95)	5.58	282,611	1.44	1.44	2.03	66
04-26-11(6) - 02-29-12	19.06(7)	0.24•	(1.50)	(1.26)	0.17	—	1.03	1.20	—	16.60	15.89	(5.96)	(14.21)	319,565	1.43	1.43	1.77	61

(1)
Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)
Annualized for periods less than one year.

(4)
The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended February 29, 2016, the Fund’s total return would have been (24.08)%.

(6)
Commencement of operations.

(7)
Net asset value at beginning of period reflects the deduction of the sales load of  $0.90 per share and offering costs of  $0.04 per share paid by the shareholder from the $20.00 offering price.

(a)
On April 23, 2013, NNIP Advisers B.V. made a payment of  $1,730,621 to reimburse the Fund for the foregone investment opportunities attributable to available cash amounts not properly reported on their portfolio management reporting system. Excluding this payment by affiliate for the year ended February 28, 2014, total investment return at net asset value would have been (5.57)%.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of February 28, 2017

NOTE 1 — ORGANIZATION
Voya Emerging Markets High Dividend Equity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has retained Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to provide certain consulting services for the Investment Adviser. The Investment Adviser has engaged NNIP Advisors B.V. (“NNIP Advisors”), a subsidiary of NN Group N.V. (“NN Group”), domiciled in The Hague, The Netherlands and Voya IM to serve as sub-advisers to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the

NOTES TO FINANCIAL STATEMENTS as of February 28, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
For the year ended February 28, 2017, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from

NOTES TO FINANCIAL STATEMENTS as of February 28, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such quarterly distributions may also consist of return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax regulations, which may differ from U.S. GAAP for investment companies.
The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic

NOTES TO FINANCIAL STATEMENTS as of February 28, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.
As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the N. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit

NOTES TO FINANCIAL STATEMENTS as of February 28, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the year ended February 28, 2017. There were no credit events during the year ended February 28, 2017 that triggered any credit related contingent features.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of February 28, 2017, the total value of written OTC call options subject to Master Agreements in a liability position was $544,600. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at year end. There were no credit events during the year ended February 28, 2017 that triggered any credit related contingent features.

NOTES TO FINANCIAL STATEMENTS as of February 28, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
The Fund seeks to generate gains from the OTC call options writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. Please refer to Note 7 for the volume of written OTC call option activity during the year ended February 28, 2017.
I. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
The cost of purchases and the proceeds from sales of investments for the year ended February 28, 2017, excluding short-term securities, were $64,722,527 and $86,863,292, respectively.
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment management and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, payable monthly, based on an annual rate of 1.25% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of February 28, 2017, there were no preferred shares outstanding.
The Investment Adviser has entered into a consulting agreement with Voya IM (the “Consultant”). For its services, the Consultant will receive a consultancy fee from the Investment Adviser. No fee will be paid by the Fund directly to the Consultant. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Investment Adviser and/or sub-advisers with respect to the Fund’s level and/or managed distribution policy.
The Investment Adviser has entered into sub-advisory agreements with NNIP Advisors and Voya IM. Subject to policies as the Board or the Investment Adviser may determine, NNIP Advisors currently manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations. However, in the future, the Investment Adviser may allocate the Fund’s assets to Voya IM for management, and may change the allocation of the Fund’s assets among the two sub-advisers in its discretion, to pursue the Fund’s investment objective. Each sub-adviser would make investment decisions for the assets it is allocated to manage.
NOTE 5 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.50% of average daily managed assets.
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio

NOTES TO FINANCIAL STATEMENTS as of February 28, 2017 (continued)

NOTE 5 — EXPENSE LIMITATION AGREEMENT (continued)

does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of February 28, 2017, there are no amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreement is contractual through March 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — TRANSACTIONS IN WRITTEN OPTIONS
Transactions in written OTC call options on equity indices were as follows:
	Number of Contracts	Premiums Received
Balance at 02/29/2016	1,009,500	$879,033
Options Written	11,423,200	8,780,851
Options Expired	(2,862,300)	(2,389,295)
Options Terminated in Closing Purchase Transactions	(8,654,700)	(6,606,857)
Balance at 02/28/2017	915,700	$663,732

NOTE 8 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares repurchased	Net increase (decrease) in shares outstanding	Shares repurchased, net of commissions	Net increase (decrease)
Year or period ended	#	#	($)	($)
2/28/2017	(512,869)	(512,869)	(3,913,276)	(3,913,276)
2/29/2016	—	—	—	—
Share Repurchase Program
Effective March 18, 2016, the Board authorized an open-market share repurchase program pursuant to which the Fund may purchase, over the period ending March 31, 2017, up to 10% of its stock in open-market transactions. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share.
For the year ended February 28, 2017, the Fund repurchased 512,869 shares, representing approximately 3.7% of the Fund’s outstanding shares for a net purchase price of  $3,913,276 (including commissions of  $12,822). Shares were repurchased at a weighted-average discount from NAV per share of 12.66% and a weighted-average price per share of  $7.61.
NOTE 9 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS as of February 28, 2017 (continued)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of the Fund’s tax year ended December 31, 2016:
Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$(43,963)	$43,963
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2017. The tax composition of dividends and distributions as of the Fund’s most recent tax year-ends was as follows:
Tax Year Ended December 31, 2016		Tax Year Ended December 31, 2015
Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
$3,617,107	$13,270,349	$3,993,137	$16,250,115
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2016 were:
Late Year Ordinary Losses Deferred	Post- October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
			Amount	Character	Expiration
$ (84,921)	$(4,756)	$(25,551,582)	$(5,810,172)	Short-term	None
			(64,547,856)	Long-term	None
$(70,358,028)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of February 28, 2017, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 10 — SUBSEQUENT EVENTS
Dividends: Subsequent to February 28, 2017, the Fund made a distribution of:
Per Share Amount	Declaration Date	Payable Date	Record Date
$ 0.185	3/15/2017	4/17/2017	4/5/2017
Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.
Share Repurchase Program: On March 9, 2017, the Board authorized an open-market share repurchase program pursuant to which the Fund may purchase, over the period ending March 31, 2018, up to 10% of its stock in open market transactions. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Emerging Markets High Dividend	Summary Portfolio of Investments
Equity Fund	as of February 28, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 91.5%
		Brazil: 5.4%
366,992		Cia Hering	$2,053,787	1.2
753,430		EcoRodovias Infraestrutura e Logistica SA	2,225,658	1.3
185,898		Engie Brasil Energia SA	2,209,742	1.3
240,621		Totvs S.A.	1,959,928	1.1
351,261		Other Securities	952,955	0.5
			9,402,070	5.4
		Chile: 3.1%
94,200		Banco Santander Chile ADR	2,070,516	1.2
9,220,250		Enersis Americas SA	1,796,109	1.0
15,541,709		Enersis Chile SA	1,591,564	0.9
			5,458,189	3.1
		China: 33.1%
54,451	@	Alibaba Group Holding Ltd. ADR	5,603,008	3.2
442,500		Beijing Enterprises Holdings Ltd.	2,314,429	1.3
7,133,000		China Construction Bank	5,872,892	3.3
479,000		China Mobile Ltd.	5,283,410	3.0
720,000		China Overseas Land & Investment Ltd.	2,214,328	1.3
4,185,200		China Petroleum & Chemical Corp.	3,244,135	1.9
926,000		China Resources Land Ltd.	2,526,395	1.4
1,204,000		China Resources Power Holdings Co.	2,178,981	1.2
1,454,000		China State Construction International Holdings Ltd.	2,375,251	1.4
1,718,000		China Unicom Hong Kong Ltd.	2,088,865	1.2
2,041,171		COSCO Shipping Ports, Ltd.	2,273,298	1.3
275,000		Hengan International Group Co., Ltd.	2,347,182	1.3
7,111,592		Industrial & Commercial Bank of China	4,659,929	2.7
3,168,000		Lenovo Group Ltd.	1,900,081	1.1
2,876,000		PetroChina Co., Ltd.	2,184,552	1.2
733,000		Shanghai Industrial Holdings Ltd.	2,045,495	1.2
941,019		Shanghai Pharmaceuticals Holding Co. Ltd.	2,422,789	1.4
1,783,000		Zhejiang Expressway Co., Ltd.	2,005,286	1.1
14,901,500		Other Securities	4,538,660	2.6
			58,078,966	33.1
		Hong Kong: 1.6%
338,859		AIA Group Ltd.	2,138,860	1.2
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Hong Kong (continued)
17,170,000		Other Securities	$664,096	0.4
			2,802,956	1.6
		India: 7.2%
437,012		Coal India Ltd.	2,105,996	1.2
217,582		GAIL India Ltd.	1,683,952	1.0
244,319		ICICI Bank Ltd. ADR	2,003,416	1.1
797,358		NTPC Ltd.	1,946,835	1.1
113,704		Reliance Industries Ltd.	2,107,536	1.2
247,777		Tata Steel Ltd.	1,789,174	1.0
514,040		Other Securities	1,086,718	0.6
			12,723,627	7.2
		Indonesia: 1.3%
4,792,000		Bank Negara Indonesia Persero Tbk PT	2,240,109	1.3
		Malaysia: 2.8%
1,920,200		CIMB Group Holdings Bhd	2,147,795	1.2
2,585,100		IJM Corp. Bhd	1,950,288	1.1
1,291,077		Other Securities	849,086	0.5
			4,947,169	2.8
		Mexico: 1.7%
1,987,179		Grupo Financiero Santander Mexico SAB de CV	2,978,073	1.7
		Russia: 4.1%
613,098		Gazprom PJSC - SPON ADR	2,734,417	1.6
24,241	@	Lukoil OAO	1,280,874	0.7
30,913		Lukoil PJSC ADR	1,634,525	0.9
101,580		Other Securities	1,623,249	0.9
			7,273,065	4.1
		Singapore: 1.2%
1,578,000		First Resources Ltd.	2,117,421	1.2
		South Africa: 6.4%
1,125,084		Growthpoint Properties Ltd.	2,268,895	1.3
333,667		MTN Group Ltd.	3,044,424	1.7
191,102		Standard Bank Group Ltd.	2,082,652	1.2
2,230,695		Other Securities	3,885,267	2.2
			11,281,238	6.4
		South Korea: 12.2%
107,653		Hite Jinro Co. Ltd.	2,009,662	1.1
62,987		Hyundai Marine & Fire Insurance Co., Ltd.	1,804,881	1.0
9,049		Hyundai Motor Co.	1,194,786	0.7
53,321		Korea Electric Power Corp.	2,051,624	1.2
75,578		KT Corp.	2,034,608	1.2
6,599		POSCO	1,650,141	1.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets High Dividend	Summary Portfolio of Investments
Equity Fund	as of February 28, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea (continued)
2,518		Samsung Electronics Co., Ltd.	$4,279,174	2.4
81,982		Shinhan Financial Group Co., Ltd.	3,372,826	1.9
111,136		Other Securities	3,054,216	1.7
			21,451,918	12.2
		Taiwan: 9.5%
2,163,000		Cathay Financial Holding Co., Ltd.	3,395,151	1.9
3,894,420		CTBC Financial Holding Co. Ltd.	2,324,121	1.3
832,000		Quanta Computer, Inc.	1,722,315	1.0
647,186		Taiwan Semiconductor Manufacturing Co., Ltd.	3,965,009	2.3
653,110	@	TPK Holding Co. Ltd.	1,953,580	1.1
395,583		Other Securities	3,300,161	1.9
			16,660,337	9.5
		Turkey: 1.0%
1,998,762		Emlak Konut Gayrimenkul Yatirim Ortakligi AS	1,714,887	1.0
		United Arab Emirates: 0.9%
802,754		Other Securities	1,547,644	0.9
		Total Common Stock (Cost $170,249,074)	160,677,669	91.5
PREFERRED STOCK: 6.7%
		Brazil: 1.8%
143,326		Telefonica Brasil SA	2,115,107	1.2
719,141		Other Securities	1,028,665	0.6
			3,143,772	1.8
		Russia: 1.6%
1,439,226		Sberbank of Russia	2,923,794	1.6
		South Korea: 3.3%
22,071		Hyundai Motor Co.- Series 2	1,989,074	1.1
2,834		Samsung Electronics Co., Ltd. - Pref	3,751,059	2.2
			5,740,133	3.3
		Total Preferred Stock (Cost $9,164,039)	11,807,699	6.7
		Total Long-Term Investments (Cost $179,413,113)	172,485,368	98.2

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Mutual Funds: 1.9%
3,335,109	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.480%†† (Cost $3,335,109)	$3,335,109	1.9
	Total Short-Term Investments (Cost $3,335,109)	3,335,109	1.9
	Total Investments in Securities (Cost $182,748,222)	$175,820,477	100.1
	Liabilities in Excess of Other Assets	(103,990)	(0.1)
	Net Assets	$175,716,487	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of February 28, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of February 28, 2017.

@
Non-income producing security.

ADR
American Depositary Receipt

Cost for federal income tax purposes is $184,007,438.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$14,202,683
Gross Unrealized Depreciation	(22,389,644)
Net Unrealized Depreciation	$(8,186,961)

Sector Diversification	Percentage of Net Assets
Financials	24.9%
Information Technology	17.1
Industrials	9.7
Energy	8.7
Utilities	8.4
Telecommunication Services	8.3
Consumer Discretionary	5.2
Real Estate	5.0
Materials	4.8
Consumer Staples	4.4
Health Care	1.7
Short-Term Investments	1.9
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

Voya Emerging Markets High Dividend	Summary Portfolio of Investments
Equity Fund	as of February 28, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of February 28, 2017 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at February 28, 2017
Asset Table
Investments, at fair value
Common Stock
Brazil	$9,402,070	$—	$—	$9,402,070
Chile	5,458,189	—	—	5,458,189
China	5,603,008	52,475,958	—	58,078,966
Hong Kong	—	2,802,956	—	2,802,956
India	2,003,416	10,720,211	—	12,723,627
Indonesia	—	2,240,109	—	2,240,109
Malaysia	849,086	4,098,083	—	4,947,169
Mexico	2,978,073	—	—	2,978,073
Russia	5,992,191	1,280,874	—	7,273,065
Singapore	—	2,117,421	—	2,117,421
South Africa	1,008,977	10,272,261	—	11,281,238
South Korea	—	21,451,918	—	21,451,918
Taiwan	—	16,660,337	—	1s6,660,337
Turkey	—	1,714,887	—	1,714,887
United Arab Emirates	—	1,547,644	—	1,547,644
Total Common Stock	33,295,010	127,382,659	—	160,677,669
Preferred Stock	3,143,772	8,663,927	—	11,807,699
Short-Term Investments	3,335,109	—	—	3,335,109
Total Investments, at fair value	$39,773,891	$136,046,586	$—	$175,820,477
Other Financial Instruments+
Forward Foreign Currency Contracts	—	—*	—	—*
Total Assets	$39,773,891	$136,046,586	$—	$175,820,477
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(544,600)	$—	$(544,600)
Total Liabilities	$—	$(544,600)	$—	$(544,600)

(1)
For the year ended February 28, 2017, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At February 28, 2017, securities valued at $748,213 were transferred from Level 2 to Level 1 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
Amount rounds to zero.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

Voya Emerging Markets High Dividend	Summary Portfolio of Investments
Equity Fund	as of February 28, 2017 (continued)

At February 28, 2017, the following forward foreign currency contracts were outstanding for Voya Emerging Markets High Dividend Equity Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon	Brazilian Real	3,084	Sell	03/01/17	$992	$992	$	—*
							$	—*

At February 28, 2017, the following over-the-counter written options were outstanding for Voya Emerging Markets High Dividend Equity Fund:
Number of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Indices
458,600	Citibank N.A.	Call on iShares MSCI Emerging Markets ETF	37.750 USD	03/17/17	$356,653	$(332,927)
457,100	Morgan Stanley & Co. International PLC	Call on iShares MSCI Emerging Markets ETF	38.440 USD	03/24/17	307,079	(211,673)
Total Written OTC Options					$663,732	$(544,600)

•
Amount rounds to zero.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of February 28, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$544,600
Total Liability Derivatives		$544,600

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended February 28, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(3,794,942)
Total	$(3,794,942)

Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(164,209)
Total	$(164,209)

See Accompanying Notes to Financial Statements

Voya Emerging Markets High Dividend	Summary Portfolio of Investments
Equity Fund	as of February 28, 2017 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at February 28, 2017:
	Citibank N.A.	Morgan Stanley & Co. International PLC	Totals
Liabilities:
Written options	$332,927	$211,673	$544,600
Total Liabilities	$332,927	$211,673	$544,600
Net OTC derivative instruments by counterparty, at fair value	$(332,927)	$(211,673)	$(544,600)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(332,927)	$(211,673)	$(544,600)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

Supplemental Option Information (Unaudited)
Supplemental Call Option Statistics as of February 28, 2017:
% of Total Net Assets against which calls written	20.01%
Average Days to Expiration at time written	39
Average Call Moneyness* at time written	ATM
Premiums received for calls	$663,732
Value of calls	$(544,600)

*
“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

br
Dividends and distributions paid during the tax year ended December 31, 2016 were as follows:
Fund Name	Type	Per Share Amount
Voya Emerging Markets High Dividend Equity Fund	NII	$0.1875
	ROC	$0.6875

NII - Net investment income
ROC - Return of capital
For the tax year ended December 31, 2016, 87.99% of ordinary income dividends paid by the Fund (including creditable foreign taxes paid) are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the tax year ended December 31, 2016:
Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$558,009	$0.0293	100.00%

*
None of the Fund’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:
1
At this meeting, a proposal was submitted to elect four members of the Board of Trustees to represent the interests of the holders of the Fund, with all four individuals to serve as Class II Trustees, for a term of three-years, and until the election and qualification of their successors.

An annual shareholder meeting of Voya Emerging Markets High Dividend Equity Fund was held July 7, 2016, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.
		Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Class II Trustees	Voya Emerging Markets High Dividend Equity Fund
	John V. Boyer	1*	12,665,217.654	5,105,416.000	0.000	0.000	17,770,633.654
	Patricia W. Chadwick	1*	12,663,226.654	5,107,407.000	0.000	0.000	17,770,633.654
	Sheryl K. Pressler	1*	12,656,367.654	5,114,266.000	0.000	0.000	17,770,633.654
	Christopher P. Sullivan	1*	12,659,580.654	5,111,053.000	0.000	0.000	17,770,633.654

*
Proposal Passed

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	August 2010 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Trustee	January 2014 – Present August 2010 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	August 2010 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	August 2010 – Present	Retired.	151	None.
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 67	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	August 2010 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	August 2010 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	August 2010 – Present	Retired.	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	August 2010 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of March 31, 2017.

(3)
Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	July 2010 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	July 2010 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	July 2010 – Present July 2010 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	July 2010 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	July 2010 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2010 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	July 2010 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	July 2010 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	July 2010 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	July 2010 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	July 2010 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	July 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	July 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Emerging Markets High Dividend Equity Fund (the “Fund”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Fund’s existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Adviser”) and the Fund, and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC (“Voya IM”) and NNIP Advisors B.V. (“NNIP”), each a sub-adviser to the Fund (together, the “Sub-Advisers”), effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Management and Sub-Advisory Contracts was set to expire on November 17, 2016 (the same date of the Board’s meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the Management and Sub-Advisory Contracts effective through November 30, 2017.
To pursue the Fund’s investment objective, the Adviser may, at its discretion, allocate all or a portion of the Fund’s assets to either NNIP or Voya IM to manage, and may change the allocation of the Fund’s assets between the Sub-Advisers. At the time that the Board made the determination to renew the Sub-Advisory Contract with Voya IM, the Adviser had not allocated any assets of the Fund to Voya IM. However, in the future, to pursue the Fund’s investment objective, the Adviser may, at its discretion, allocate a portion of the Fund’s assets to Voya IM and may change the allocation of the Fund’s assets between the Sub-Advisers. This would permit the Adviser to take advantage of the investment resources of its affiliates. NNIP and Voya IM would each make investment decisions for assets it is allocated to manage and would be paid a sub-advisory fee based on the portion of the Fund’s average daily net assets it manages.
In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Trustees also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees.
At its October 18, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Fund, effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Trustees voted to renew the Management and Sub-Advisory Contracts for the Fund, effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (the “Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.
The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of the Fund have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Fund, have chosen the Fund as an investment.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Overview of the Contract Renewal and Approval Process
The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for the Voya funds, including the Fund’s existing Management and Sub-Advisory Contracts (the “Contract Review Process”).
The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.
The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and the Fund is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Advisers, as well as the oversight by the Adviser of the performance of the Sub-Advisers. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged the Fund’s relevant benchmark and/or Morningstar, Inc. (“Morningstar”) category average, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where the Fund’s performance has lagged its Selected Peer Group (defined below).
The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in developing and determining a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of investment management and sub-advisory arrangements (including the Fund’s Management and Sub-Advisory Contracts). The Independent Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Fund for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.
The Board employed its process for reviewing contracts when considering the renewals of the Fund’s Management and Sub-Advisory Contracts at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-Advisers. This included information regarding the Adviser and the Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Fund. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Fund. The Adviser conducts day-to-day oversight of the Fund’s operations and risks but may delegate certain management responsibilities to one or more sub-advisers. Also, the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Fund.
The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and the Sub-Advisers to the Fund to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and the Sub-Advisers; (7) financial statements for the Adviser and the Sub-Advisers; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Fund’s) investment management and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Fund’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); and (10) other information relevant to the Board’s evaluations.
The Fund’s common shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. The funds included in the Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.
In arriving at its conclusions with respect to the Management Contract, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Advisers provide to the Fund and the Sub-Advisers’ compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the Fund. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of each Sub-Adviser’s investment process and to try to identify issues that may be relevant to each Sub-Adviser’s services to the Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Fund on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.
The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds.
The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of the Fund to its Morningstar category average and/or median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Fund and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Advisers and contemplated that, if issues are identified either through formal or informal processes, they are brought before the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Fund also benefits from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Fund and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Fund. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.
The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving a Voya fund’s performance.
In considering the Fund’s Management Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond investment management services, from being part of the Voya funds. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.
Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Fund’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board requested and considered information regarding the staffing of the Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Advisers, and evaluated the compensation arrangements for the Fund’s portfolio management team. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the Voya funds) by the Adviser and the Sub-Advisers, and whether those resources are commensurate with the needs of the Fund and are sufficient to provide high-quality services to the Fund. The Board also considered the financial stability of the Adviser and the Sub-Advisers.
Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and the Sub-Advisers are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Advisers were appropriate.
Fund Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for the Fund included its investment performance compared to the Fund’s Morningstar category average, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.
In addition, the Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional data regarding performance and Fund asset levels as of August 31, 2016 and September 30, 2016, respectively.
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund underperformed its Morningstar category average for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the three-year period, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the year-to-date period.
In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s performance during certain periods.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and the Sub-Advisers as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from additional share purchases. The Board also considered that, while the Fund does not have advisory fee or sub-advisory fee breakpoints, it does have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Fund’s investment performance.
Information Regarding Services to Other Clients
The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to the Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Advisers for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or the Sub-Advisers (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates, Profitability and Fall-out Benefits
The Board reviewed and considered each contractual management fee rate payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to the Sub-Advisers for sub-advisory services for the Fund, including the portion of the contractual management fees that are paid to the Sub-Advisers, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.
The Board requested information regarding and considered: (1) the fee rate structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Fund. The Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
In analyzing this fee date, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee.
The Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Advisers, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rates payable by the Adviser to the Sub-Advisers. In addition, the Board considered information that it requested and that was provided by Management with respect to the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Fund both with and without the profitability of the distributor of the Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties for distribution services.
Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.
In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the
Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in the Sub-Advisers or portfolio managers; and strategy modifications.
In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and the Sub-Advisers primarily on the factors described for the Fund herein.
Conclusion
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rates payable by the Adviser to the Sub-Advisers are reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADDITIONAL INFORMATION (Unaudited)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.
The Fund was granted exemptive relief by the SEC (the “Order”) which, under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”). The Fund may in the future adopt a Managed Distribution Policy.
Dividend Reinvestment Plan
Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common
Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.
If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.
The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.
If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the Last Purchase Date provided

ADDITIONAL INFORMATION (Unaudited) (continued)

that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All questions concerning the Plan or a request to terminate participation should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.
KEY FINANCIAL DATES — CALENDAR 2017 DISTRIBUTIONS:
Declaration Date	Ex Date	Record Date	Payable Date
March 15, 2017	April 3, 2017	April 5, 2017	April 17, 2017
June 15, 2017	July 3, 2017	July 6, 2017	July 17, 2017
September 15, 2017	October 2, 2017	October 4, 2017	October 16, 2017
December 15, 2017	December 27, 2017	December 29, 2017	January 16, 2018
Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.
Stock Data
The Fund’s common shares are traded on the NYSE (Symbol: IHD).
Repurchase of Securities by Closed-End Companies
In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.
Number of Shareholders
The number of record holders of common stock as of February 28, 2017 was 8, which does not include approximately 7,663 beneficial owners of shares held in the name of brokers of other nominees.
Certifications
In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on July 22, 2016 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
Computershare Shareowner Services LLC.
480 Washington Boulevard
Jersey City, New Jersey 07310-1900
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
164423         (0217-042117)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $29,565 for the year ended February 28, 2017 and $26,600 for the year ended February 29, 2016.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,525 for the year ended February 28, 2017 and $2,525 for the year ended February 29, 2016.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $11,346 for the year ended February 28, 2017 and $10,621 for the year ended February 29, 2016. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended February 28, 2017 and $2,650 for the year ended February 29, 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 11, 2016

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed $5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2017 to December 31, 2017

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended, February 28, 2017 and February 29, 2016; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2017	2016
Voya Emerging Markets High Dividend Equity Fund	$13,871	$15,796
Voya Investments, LLC (1)	$101,050	$178,050

(1)	Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

a.	The registrant has a separately-designated standing audit committee. The members are Colleen D. Baldwin, Peter S. Drotch. Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent.

b.	Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Emerging Markets High Dividend Equity Fund

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of Voya Emerging Markets High Dividend Equity Fund, as of February 28, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), the financial highlights for each of the years in the five-year period then ended and the period from April 26, 2011 (commencement of operations) to February 29, 2012 (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of February 28, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of Voya Emerging Markets High Dividend Equity Fund, as of February 28, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended and the period from April 26, 2011 to February 29, 2012, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 24, 2017

Voya Emerging Markets High Dividend Equity Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 91.5%
		Brazil: 5.4%
366,992		Cia Hering	2,053,787	1.2
351,261		Duratex SA	952,955	0.5
753,430		EcoRodovias Infraestrutura e Logistica SA	2,225,658	1.3
185,898		Engie Brasil Energia SA	2,209,742	1.3
240,621		Totvs S.A.	1,959,928	1.1
			9,402,070	5.4

		Chile: 3.1%
94,200		Banco Santander Chile ADR	2,070,516	1.2
9,220,250		Enersis Americas SA	1,796,109	1.0
15,541,709		Enersis Chile SA	1,591,564	0.9
			5,458,189	3.1

		China: 33.1%
54,451	@	Alibaba Group Holding Ltd. ADR	5,603,008	3.2
442,500		Beijing Enterprises Holdings Ltd.	2,314,429	1.3
4,176,000		China BlueChemical Ltd.	1,445,503	0.8
7,133,000		China Construction Bank	5,872,892	3.3
479,000		China Mobile Ltd.	5,283,410	3.0
720,000		China Overseas Land & Investment Ltd.	2,214,328	1.3
4,185,200		China Petroleum & Chemical Corp.	3,244,135	1.9
926,000		China Resources Land Ltd.	2,526,395	1.4
1,204,000		China Resources Power Holdings Co.	2,178,981	1.2
481,000		China Shineway Pharmaceutical Group Ltd.	518,633	0.3
1,454,000		China State Construction International Holdings Ltd.	2,375,251	1.4
1,718,000		China Unicom Hong Kong Ltd.	2,088,865	1.2
2,041,171		COSCO Shipping Ports, Ltd.	2,273,298	1.3
3,958,000		Datang International Power Generation Co., Ltd.	1,157,548	0.7
1,582,000		Harbin Electric Co. Ltd.	774,477	0.4
275,000		Hengan International Group Co., Ltd.	2,347,182	1.3
7,111,592		Industrial & Commercial Bank of China	4,659,929	2.7
3,168,000		Lenovo Group Ltd.	1,900,081	1.1
4,704,500		Parkson Retail Group Ltd.	642,499	0.4
2,876,000		PetroChina Co., Ltd.	2,184,552	1.2
733,000		Shanghai Industrial Holdings Ltd.	2,045,495	1.2
941,019		Shanghai Pharmaceuticals Holding Co. Ltd.	2,422,789	1.4
1,783,000		Zhejiang Expressway Co., Ltd.	2,005,286	1.1
			58,078,966	33.1

		Hong Kong: 1.6%
338,859		AIA Group Ltd.	2,138,860	1.2
17,170,000	@	Emperor Watch & Jewellery Ltd.	664,096	0.4
			2,802,956	1.6

		India: 7.2%
437,012		Coal India Ltd.	2,105,996	1.2
217,582		GAIL India Ltd.	1,683,952	1.0
244,319		ICICI Bank Ltd. ADR	2,003,416	1.1
797,358		NTPC Ltd.	1,946,835	1.1
514,040	@	Punjab National Bank	1,086,718	0.6
113,704		Reliance Industries Ltd.	2,107,536	1.2
247,777		Tata Steel Ltd.	1,789,174	1.0
			12,723,627	7.2

		Indonesia: 1.3%
4,792,000		Bank Negara Indonesia Persero Tbk PT	2,240,109	1.3

		Malaysia: 2.8%
1,291,077		Berjaya Sports Toto BHD	849,087	0.5
1,920,200		CIMB Group Holdings Bhd	2,147,794	1.2
2,585,100		IJM Corp. Bhd	1,950,288	1.1
			4,947,169	2.8

		Mexico: 1.7%
1,987,179		Grupo Financiero Santander Mexico SAB de CV	2,978,073	1.7

		Russia: 4.1%
613,098		Gazprom PJSC - SPON ADR	2,734,417	1.6
24,241	@	Lukoil OAO	1,280,874	0.7
30,913		Lukoil PJSC ADR	1,634,525	0.9
101,580		MMC Norilsk Nickel PJSC ADR	1,623,249	0.9
			7,273,065	4.1

		Singapore: 1.2%
1,578,000		First Resources Ltd.	2,117,421	1.2

		South Africa: 6.4%
131,468		Barclays Africa Group Ltd.	1,521,447	0.8
1,125,084		Growthpoint Properties Ltd.	2,268,895	1.3
333,667		MTN Group Ltd.	3,044,424	1.7
2,005,342	@	PPC Ltd.	1,008,977	0.6
93,885		Shoprite Holdings Ltd.	1,354,843	0.8
191,102		Standard Bank Group Ltd.	2,082,652	1.2
			11,281,238	6.4

		South Korea: 12.2%
107,653		Hite Jinro Co. Ltd.	2,009,662	1.2

See Accompanying Notes to Financial Statements

1

Voya Emerging Markets High Dividend Equity Fund	PORTFOLIO OF INVESTMENTS as of February 28, 2017 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea: (continued)
62,987	Hyundai Marine & Fire Insurance Co., Ltd.	1,804,881	1.0
9,049	Hyundai Motor Co.	1,194,786	0.7
51,637	@ Kangwon Land, Inc.	1,612,855	0.9
53,321	Korea Electric Power Corp.	2,051,624	1.2
75,578	KT Corp.	2,034,608	1.2
59,499	LG Display Co., Ltd.	1,441,361	0.8
6,599	POSCO	1,650,141	0.9
2,518	Samsung Electronics Co., Ltd.	4,279,174	2.4
81,982	Shinhan Financial Group Co., Ltd.	3,372,826	1.9
		21,451,918	12.2

	Taiwan: 9.5%
198,000	Catcher Technology Co., Ltd.	1,652,119	0.9
2,163,000	Cathay Financial Holding Co., Ltd.	3,395,151	1.9
3,894,420	CTBC Financial Holding Co. Ltd.	2,324,121	1.3
58,583	MediaTek, Inc.	426,917	0.3
139,000	Phison Electronics Corp.	1,221,125	0.7
832,000	Quanta Computer, Inc.	1,722,315	1.0
647,186	Taiwan Semiconductor Manufacturing Co., Ltd.	3,965,009	2.3
653,110	@ TPK Holding Co. Ltd.	1,953,580	1.1
		16,660,337	9.5

	Turkey: 1.0%
1,998,762	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	1,714,887	1.0

	United Arab Emirates: 0.9%
802,754	Abu Dhabi Commercial Bank PJSC	1,547,644	0.9

	Total Common Stock (Cost $170,249,074)	160,677,669	91.5

PREFERRED STOCK: 6.7%
	Brazil: 1.8%
719,141	@ Randon SA Implementos e Participacoes	1,028,665	0.6
143,326	Telefonica Brasil SA	2,115,107	1.2
		3,143,772	1.8

	Russia: 1.6%
1,439,226	Sberbank of Russia	2,923,794	1.6

	South Korea: 3.3%
22,071	Hyundai Motor Co.- Series 2	1,989,074	1.1
2,834	Samsung Electronics Co., Ltd. - Pref	3,751,059	2.2
		5,740,133	3.3

	Total Preferred Stock (Cost $9,164,039)	11,807,699	6.7

	Total Long-Term Investments (Cost $179,413,113)	172,485,368	98.2

SHORT-TERM INVESTMENTS: 1.9%
	Mutual Funds: 1.9%
3,335,109	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.480%††
	(Cost $3,335,109)	3,335,109	1.9

	Total Short-Term Investments (Cost $3,335,109)	3,335,109	1.9

	Total Investments in Securities (Cost $182,748,222)	$175,820,477	100.1
	Liabilities in Excess of Other Assets	(103,990)	(0.1)
	Net Assets	$175,716,487	100.0

††	Rate shown is the 7-day yield as of February 28, 2017.
@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $184,007,438.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$14,202,683
Gross Unrealized Depreciation	(22,389,644)

Net Unrealized Depreciation	$(8,186,961)

See Accompanying Notes to Financial Statements

2

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING PROCEDURES and GUIDELINES

VOYA FUNDS

VOYA iNVESTMENTS, LLC

DIRECTED SERVICES LLC

Date Last Revised: November 17, 2016

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

Introduction

The purpose of these Proxy Voting Procedures and Guidelines (the “Procedures”, the “Guidelines”) is to set forth the Board of Directors/Trustees of the Voya funds’ (the “Board”) instructions to Voya Investments, LLC and Directed Services LLC (each referred to as the “Advisor” and collectively the “Advisors”) for the voting of proxies for each fund the Board serves as Director/Trustee (the “Funds”).

The Board may elect to delegate proxy voting to a sub-advisor of the Funds and also approve the sub-advisor’s proxy policies and procedures for implementation on behalf of such Voya fund (a “Sub-Advisor-Voted Fund”). A Sub-Advisor-Voted Fund is not covered under these Procedures and Guidelines, except as described in the Reporting and Record Retention section below with respect to vote reporting requirements. However, they are covered by those sub-advisor’s proxy policies, provided that the Board has approved them.

These Procedures and Guidelines incorporate principals and guidance set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff on the fiduciary duty of the Board to ensure that proxies are voted in a timely manner and that voting decisions are in the Funds’ beneficial owners’ best interest.

The Board, through these instructions, delegates to the Advisors’ Proxy Coordinator the responsibility to vote the Funds’ proxies in accordance with these Procedures and Guidelines on behalf of the Board. The Board further delegates to the Compliance Committee of the Board certain oversight duties regarding the Advisors’ functions as it pertains to the voting of the Funds’ proxies.

The Board directs the engagement of a Proxy Advisory Firm to be initially appointed and annually reviewed and approved by the Board. The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm and shall direct the Proxy Advisory Firm to vote proxies in accordance with the Guidelines.

These Procedures and Guidelines will be reviewed by the Board’s Compliance Committee annually, and will be updated at such time as deemed appropriate. No change to these Procedures and Guidelines will be made except pursuant to Board direction. Non-material amendments, however, may be approved for immediate implementation by the Board’s Compliance Committee, subject to ratification by the full board at its next regularly scheduled meeting.

Advisors’ Roles and Responsibilities

Proxy Coordinator

The Voya Proxy Coordinator shall direct the Proxy Advisory Firm to vote proxies on behalf of the Funds and the Advisors in connection with annual and special meetings of shareholders (except those regarding bankruptcy matters and/or related plans of reorganization).

The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) and voting the Funds’ proxies in accordance with the Procedures and Guidelines on behalf of the Funds and the Advisors. The Proxy Coordinator is authorized to direct the Proxy Advisory Firm to vote a Fund’s proxy in accordance with the Procedures and Guidelines. Responsibilities assigned to the Proxy Coordinator, or activities that support it, may be performed by such members of the Proxy Group (as defined in the Proxy Group section below) or employees of the Advisors’ affiliates as the Proxy Group deems appropriate.

The Proxy Coordinator is also responsible for identifying and informing Counsel (as defined in the Counsel section below) of potential conflicts between the proxy issuer and the Proxy Advisory Firm, the Advisors, the Funds’ principal underwriters, or an affiliated person of the Funds. The Proxy Coordinator will identify such potential conflicts of interest based on information the Proxy Advisory Firm periodically provides; client analyses, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings.

Proxy Advisory Firm

The Proxy Advisory Firm is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Proxy Advisory Firm is required to provide research, analysis, and vote

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

recommendations under its Proxy Voting guidelines, as well as to produce vote recommendations and/or refer all proxies in accordance with the Guidelines.

Proxy Group

The members of the Proxy Group, which may include employees of the Advisors’ affiliates, are identified in Exhibit 1, and may be amended from time to time at the Advisors’ discretion except that the Fund’s Chief Investment Risk Officer, the Fund’s Chief Compliance Officer, and the Fund’s Proxy Coordinator shall be members unless the Board determines otherwise.

Investment Professionals

The Funds’ sub-advisors and/or portfolio managers are each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”. The Board encourages the Funds’ Investment Professionals to submit a recommendation to the Proxy Group regarding any proxy voting related proposal pertaining to the portfolio securities over which they have day-to-day portfolio management responsibility. Additionally, when requested, Investment Professionals are responsible for submitting a recommendation to the Proxy Group regarding proxy voting related proxy contests or mergers and acquisitions involving to the portfolio securities over which they have day-to-day portfolio management responsibility.

Counsel

A member of the mutual funds legal practice group of the Advisor (“Counsel”) is responsible for determining if a potential conflict of interest is in fact deemed a conflict of interest and notifying the Chair of the Compliance Committee.

Proxy Voting Procedures

Proxy Group Oversight

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Compliance Officer) will constitute a quorum for purposes of taking action at any meeting of the Group.

The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that the Proxy Coordinator follows the directions of a majority of a quorum responding via e-mail.

A Proxy Group meeting will be held whenever:

•	The Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines.
•	The Proxy Advisory Firm has made no recommendation on a matter and the Procedures do not provide instruction.
•	A matter requires case-by-case consideration, including those in which the Proxy Advisory Firm’s recommendation is deemed to be materially conflicted.
•	The Proxy Coordinator requests the Proxy Group’s input and vote recommendation on a matter.

In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Procedures or the Guidelines.

If the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation, these recommendations do not contravene any requirements of these Procedures or the Guidelines, and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a Proxy Group meeting.

For each proposal referred to the Proxy Group, it will review:

•	The relevant Procedures and Guidelines,
•	The recommendation of the Proxy Advisory Firm, if any,
•	The recommendation of the Investment Professional(s), if any,
•	Other resources that any Proxy Group member deems appropriate to aid in a determination of a recommendation.

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

Vote Instruction

The vote of a simple majority of the voting members present will determine any matter submitted to a vote. Tie votes will be resolved by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator will ensure compliance with all applicable voting and conflict of interest procedures, and will use best efforts to secure votes from as many absent members as may reasonably be accomplished, and to provide such members with a substantially similar level of relevant information as that provided at the in-person meeting.

In the event a tie vote cannot be resolved, or in the event that the vote remains a tie, the Proxy Coordinator will refer the vote to the Compliance Committee Chair for vote determination.

In the event a tie vote cannot be timely resolved in connection with a voting deadline, the Proxy Coordinator will vote in accordance with the Proxy Advisory Firm’s recommendation.

A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination. If abstention results in the loss of quorum, the process for resolving tie votes will be observed.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, the Proxy Group will follow the Out-of-Guidelines procedures.

The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional.

Vote Determination and Execution

These Procedures and Guidelines specify how the Funds generally will vote with respect to the proposals indicated. Unless otherwise noted, the Proxy Group instructs the Proxy Coordinator, on behalf of the Advisors, to vote in accordance with these Procedures and Guidelines.

Within-Guidelines Votes: Votes in Accordance with the Guidelines

In the event the Proxy Group and, where applicable, an Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Proxy Advisory Firm, through the Proxy Coordinator, to vote in this manner.

Out-of-Guidelines Votes:

•	Votes Contrary to the Procedures and Guidelines
•	Proxy Advisory Firm does not Provide a Recommendation and the Guidelines do not provide voting instruction

A vote would be considered Out-of-Guidelines if the:

•	Vote is cast in circumstances where the Procedures and Guidelines provides no instruction and the Proxy Advisory Firm has made no recommendation on a matter, or
•	Vote is contrary to the Guidelines; provided that a vote will not be deemed to be Out-of-Guidelines if the Guidelines stipulate that primary consideration will be given to input from an Investment Professional, notwithstanding that the vote appears contrary to these Procedures and Guidelines and/or the proxy Advisory Firm’s recommendation.

An Out-of-Guidelines vote is cast when the Compliance Committee or Proxy Group determines that the application of the Procedures and Guidelines is inapplicable or inappropriate under the circumstances of a case. Such votes include, but are not limited to votes cast on the recommendation of an Investment Professional.

Routine Matters

Upon instruction from the Proxy Coordinator, the Proxy Advisory Firm will submit a vote in accordance with these Procedures and Guidelines where there is a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.

Matters Requiring Case-by-Case Consideration

The Proxy Coordinator will provide the Proxy Advisory Firm with the appropriate information from these Procedures and Guidelines to specify how the Funds generally will vote. The Proxy Advisory Firm will review proxy materials based on these Procedures and Guidelines and will refer proxy proposals accompanied by its written analysis and vote recommendation to the Proxy Coordinator when these

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

Procedures and Guidelines indicate “case-by-case.” Additionally, the Proxy Advisory Firm will refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of these Procedures and Guidelines is unclear or appears to involve unusual or controversial issues.

Upon receipt of a referral from the Proxy Advisory Firm, the Proxy Coordinator may solicit additional research or clarification from the Proxy Advisory Firm, Investment Professional(s), or other sources.

The Proxy Coordinator will review matters requiring a case-by-case consideration to determine if the Proxy Group had previously provided the Proxy Coordinator with standing vote instructions in accordance with the Proxy Advisory Firm’s recommendation, or a provision within the Guidelines is applicable based on prior voting history.

If a matter requires input and vote determination from the Proxy Group, the Proxy Coordinator will forward the Proxy Advisory Firm’s analysis and recommendation, the Proxy Coordinator’s recommendation and/or any research obtained from the Investment Professional(s), the Proxy Advisory Firm, or any other source to the Proxy Group. The Proxy Group may consult with the Proxy Advisory Firm and/or Investment Professional(s) as appropriate.

The Proxy Coordinator will use best efforts to convene a Proxy Group meeting with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it is the policy of the Funds and Advisors to vote in accordance with the Proxy Advisory Firm’s recommendation.

Non-Votes: Votes in which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under certain circumstances including:

•	The economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence.
•	The cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases when share blocking practices may impose trading restrictions on the relevant portfolio security.

In such cases, the Proxy Group may instruct the Proxy Advisory Firm, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Further, Counsel may permit the Proxy Coordinator to abstain from voting any proposal that is subject to a material conflict, provided such abstention does not have the same effect as an “against” vote, and therefore has no effect on the outcome of the vote.

The Proxy Coordinator will make reasonable efforts to secure and vote all other proxies for the Funds, particularly in markets where shareholders’ rights are limited.

Matters Requiring Further Consideration

Referrals to the Compliance Committee

If a vote is deemed Out-of-Guidelines and Counsel has determined that a material conflict of interest appears to exist with respect to the party or parties (i.e. Proxy Advisory Firm, the Advisors, underwriters, affiliates, any participating Proxy Group member, or any Investment Professional(s)) participating in the voting process, the Proxy Coordinator will refer the vote to the Compliance Committee Chair.

If an Investment Professional discloses a potential conflict of interest, and Counsel determines that the conflict of interest appears to exist, the proposal will also be referred to the Compliance Committee for review.

The Compliance Committee will be provided all recommendations (including Investment Professional(s)), analyses, research, and Conflicts Reports and any other written materials used to establish whether a conflict of interest exists, and will instruct the Proxy Coordinator how such referred proposals should be voted.

The Proxy Coordinator will use best efforts to refer matters to the Compliance Committee for its consideration in a timely manner. In the event any such matter cannot be referred to or considered by the

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

Compliance Committee in a timely manner, the Compliance Committee’s standing instruction is to vote Within Guidelines.

Consultation with Compliance Committee

The Proxy Coordinator may consult the Compliance Committee Chair for guidance on behalf of the Committee if application of these Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional.

The Compliance Committee will receive a report detailing proposals that were voted Out-of-Guidelines, Within Guidelines if the Investment Professional’s recommendation was not acted on, or was referred to the Compliance Committee.

Conflicts of Interest

The Advisors shall act in the Funds’ beneficial owners’ best interests and strive to avoid conflicts of interest.

Conflicts of interest can arise, for example, in situations where:

•	The issuer is a vendor whose products or services are material to the Voya Funds, the Advisors or their affiliates;
•	The issuer is an entity participating to a material extent in the distribution of the Voya Funds;
•	The issuer is a significant executing broker dealer;
•	Any individual that participates in the voting process for the Funds including an Investment Professional, a member of the Proxy Group, an employee of the Advisors, or Director/Trustee of the Board serves as a director or officer of the issuer; or
•	The issuer is Voya Financial.

Potential Conflicts with a Proxy Issuer

The Proxy Coordinator is responsible for identifying and informing Counsel of potential conflicts with the proxy issuer. In addition to obtaining potential conflict of interest information described in the Roles and Responsibilities section above, members of the Proxy Group are required to disclose to the Proxy Coordinator any potential conflicts of interests prior to discussing the Proxy Advisory Firms’ recommendation.

The Proxy Group member will advise the Proxy Coordinator in the event a Proxy Group member believes that a potential or perceived conflict of interest exists that may preclude him/her from making a vote determination in the best interests of the Funds’ beneficial owners. The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or ask the Proxy Coordinator to solicit the opinion of Counsel on the matter, recusing himself/herself only in the event Counsel determines that a material conflict of interest exists. If recusal, whether voluntary or pursuant to Counsel’s findings, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination is subject to the Compliance Committee referral process. Should members of the Proxy Group verbally disclose a potential conflict of interest, they are required to complete a Conflict of Interest Report, which will be reviewed by Counsel.

Investment Professionals are also required to complete a Conflict of Interest Report or confirm in writing that they do not have any potential conflicts of interests when submitting a vote recommendation to the Proxy Coordinator.

The Proxy Coordinator gathers and analyzes the information provided by the Proxy Advisory Firm, the Advisors, the Funds’ principal underwriters, affiliates of the Funds, Proxy Group members, Investment Professionals, and the Directors and Officers of the Funds. Counsel will document such potential material conflicts of interest on a consolidated basis as appropriate.

The Proxy Coordinator will instruct the Proxy Advisory Firm to vote the proxy as recommended by the Proxy Group if Counsel determines that a material conflict of interest does not appear to exist with respect to a proxy issuer, any participating Proxy Group member, or any participating Investment Professional(s).

Compliance Committee Oversight

The Proxy Coordinator will refer a proposal to the Funds’ Compliance Committee if the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a material conflict of interest appears to exist in order that the conflicted party(ies) have no opportunity to exercise voting discretion over

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Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

a Fund’s proxy.

The Proxy Coordinator will refer the proposal to the Compliance Committee Chair, forwarding all information relevant to the Compliance Committee’s review, including the following or a summary of its contents:

•	The applicable Procedures and Guidelines
•	The Proxy Advisory Firm recommendation
•	The Investment Professional(s)’s recommendation, if available
•	Any resources used by the Proxy Group in arriving at its recommendation
•	Counsel’s findings
•	Conflicts Report(s) and/or any other written materials establishing whether a conflict of interest exists.

In the event a member of the Funds’ Compliance Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the applicable Fund’s beneficial owners, the Compliance Committee member will advise the Compliance Committee Chair and recuse himself/herself with respect to the relevant proxy determinations.

Conflicts Reports

Investment Professionals, the Proxy Advisory Firm, and members of the Compliance Committee, the Proxy Group, and the Proxy Coordinator are required to disclose any potential conflicts of interest and/or confirm they do not have a conflict of interest in connection with their participation in the voting process for portfolio securities. The Conflicts Report should describe any known relationships of either a business or personal nature that Counsel has not previously assessed, which may include communications with respect to the referral item, but excluding routine communications with or submitted to the Proxy Coordinator or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal.

The Conflicts Report should also include written confirmation that the Investment Professional based the recommendation in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists solely on the investment merits of the proposal and without regard to any other consideration.

Completed Conflicts Reports should be provided to the Proxy Coordinator as soon as possible and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator completes the Conflicts Report, and the submitter reviews and approves the Conflict Report in writing.

The Proxy Coordinator will forward all Conflicts Reports to Counsel for review. Upon review, Counsel will provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.

Counsel will document such potential conflicts of interest on a consolidated basis as appropriate rather than maintain individual Conflicts Reports.

Assessment of the Proxy Advisory Firm

The Proxy Coordinator, on behalf of the Board and the Advisors, will assess if the Proxy Advisory Firm:

•	Is independent from the Advisors
•	Has resources that indicate it can competently provide analysis of proxy issues
•	Can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners
•	Has adequate compliance policies and procedures to:
o	Ensure that its proxy voting recommendations are based on current and accurate information
o	Identify and address conflicts of interest.

The Proxy Coordinator will utilize, and the Proxy Advisory Firm will comply with, such methods for completing the assessment as the Proxy Coordinator may deem reasonably appropriate. The Proxy Advisory Firm will also promptly notify the Proxy Coordinator in writing of any material change to information previously provided to the Proxy Coordinator in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.

Information provided in connection with the Proxy Advisory Firm’s potential conflict of interest will be forwarded to Counsel for review. Counsel will review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to

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eliminate such concern.

Voting Funds of Funds, Investing Funds and Feeder Funds

Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds indicated on Voya’s website (www.voyainvestments.com). Meaning that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:

•	If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal.
•	If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Advisor to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

An Investing Fund (e.g., any Voya fund), while not a Fund-of-Funds will have the foregoing Fund-of-Funds procedure applied to any Investing Fund that invests in one or more underlying funds. Accordingly:

•	Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund.
•	In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal.
•	In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure passes votes requested by the underlying master fund to its shareholders. Meaning that, if the master fund solicits the Feeder Fund, the Feeder Fund will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to how it should vote its interest in an underlying master fund.

When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, except as described in the Reporting and Record Retention section below, Feeder Funds will not be subject to these Procedures and Guidelines.

Securities Lending

Many of the Funds participate in securities lending arrangements to generate additional revenue for the Fund. Accordingly, the Fund will not be able to vote securities that are on loan under these types of arrangements. However, under certain circumstances, for voting issues that may have a significant impact on the investment, the Proxy Group or Proxy Coordinator may request to recall securities that are on loan if they determine that the benefit of voting outweighs the costs and lost revenue to the Fund and the administrative burden of retrieving the securities.

Investment Professionals may also deem a vote is “material” in the context of the portfolio(s) they manage. Therefore, they may request that lending activity on behalf of their portfolio(s) with respect to the relevant security be reviewed by the Proxy Group and considered for recall and/or restriction. The Proxy Group will give primary consideration to relevant Investment Professional input in its determination of whether a given proxy vote is material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio will not mean that such vote is considered material across all Funds voting at that meeting. In order to recall or restrict shares on a timely basis for material voting purposes, the Proxy Coordinator, on behalf of the Proxy Group, will use best efforts to consider, and

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when appropriate, to act upon, such requests on a timely basis. Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

Reporting and Record Retention

Reporting by the Funds

Annually, as required, each Fund and each Sub-Advisor-Voted Fund will post its proxy voting record, or a link to the prior one-year period ending on June 30th on the Voya Funds’ website. The proxy voting record for each Fund and each Sub-Advisor-Voted Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”). For any Voya fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website. If an underlying master fund solicited any Feeder Fund for a vote during the reporting period, a record of the votes cast by means of the pass-through process described above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

Reporting to the Compliance Committee

At each regularly scheduled quarterly Compliance Committee meeting, the Compliance Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was:

1.	Voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines as a result of special circumstances raised by an Investment Professional;
2.	Voted Within-Guidelines in cases when the Proxy Group did not agree with an Investment Professional’s recommendation;
3.	Referred to the Compliance Committee for determination.

The report will indicate the name of the company, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

Reporting by the Proxy Coordinator on behalf of the Advisor

The Advisor will maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following:

•	A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements the issuers send are available either in the SEC’s EDGAR database or upon request from the Proxy Advisory Firm.
•	A record of each vote cast on behalf of a Fund.
•	A copy of any Advisor-created document that was material to making a proxy vote decision, or that memorializes the basis for that decision.
•	A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Advisor voted proxies on behalf of a Fund.
•	A record of all recommendations from Investment Professionals to vote contrary to the Guidelines.
•	All proxy questions/recommendations that have been referred to the Compliance Committee, and all applicable recommendations, analyses, research, Conflict Reports, and vote determinations.

All proxy voting materials and supporting documentation will be retained for a minimum of six years, the first two years in the Advisors’ office.

Records Maintained by the Proxy Advisory Firm

The Proxy Advisory Firm will retain a record of all proxy votes handled by the Proxy Advisory Firm. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Proxy Advisory Firm is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Advisor upon request.

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PROXY VOTING GUIDELINES

Introduction

Proxies must be voted in the best interest of the Funds’ beneficial owners. The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give an indication of how Fund securities will be voted on proposals dealing with particular issues. Nevertheless, the Guidelines are not exhaustive, do not include all potential voting issues, and proposals may be addressed, as necessary, on a CASE-BY-CASE basis rather than according to the Guidelines, factoring in the merits of the rationale and disclosure provided.

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

The Board encourages Investment Professionals to submit a recommendation to the Proxy Group regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility. Recommendations from the Investment Professionals may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity or fixed income securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.

These policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

General Policies

The Funds’ policy is generally to support the recommendation of the relevant company’s management when the Proxy Advisory Firm’s recommendation also aligns with such recommendation and to vote in accordance with the Proxy Advisory Firm’s recommendation when management has made no recommendation. However, this policy will not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) is being utilized.

Investment Professionals input will be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund if they involve merger transactions/corporate restructurings, proxy contests, fixed income or private equity securities, or unusual or controversial issues.

The Fund’s policy is to not support proposals that would impose a negative impact on existing rights of the Funds’ beneficial owners to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights. Depending on the relevant market, appropriate opposition may be expressed as an ABSTAIN, AGAINST, or WITHHOLD vote.

International Policies

Companies incorporated outside the U.S. are subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC. Where applicable, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees. However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets.

Funds will vote AGAINST international proxy proposals when the Proxy Advisory Firm recommends voting AGAINST such proposal because relevant disclosure by the company, or the time provided for consideration of such disclosure, is inadequate.

The Funds will consider proposals that are associated with a firm AGAINST vote on a CASE-BY-CASE

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basis if the Proxy Advisory Firm recommends their support when:

•	The company or market transitions to better practices (e.g., having committed to new regulations or governance codes);
•	The market standard is stricter than the Fund’s guidelines; or
•	It is the more favorable choice when shareholders must choose between alternate proposals.

Proposal Specific Policies

As mentioned above, these policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Proxy Contests:

Consider votes in contested elections on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Uncontested Proxies:

1-	The Board of Directors

Overview

The Funds will lodge disagreement with a company’s policies or practices by withholding support from the relevant proposal rather than from the director nominee(s) to which the Proxy Advisory Firm assigns a correlation. Support will be withheld from directors deemed responsible for governance shortfalls. If the director(s) are not standing for election (e.g., the board is classified), support will not be withheld from others in their stead. When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual, taking into consideration whether the desired effect is to send a message or to remove the director from service. The Funds’ approach is to apply the following vote accountability guideline (“Vote Accountability Guideline”):

•	Board chair or relevant committee chair
•	Lead director or committee member(s)
•	All incumbent board members.

The Funds will vote FOR directors in connection with issues raised by the Proxy Advisory Firm if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

Vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Proxy Advisory Firm’s recommendation to withhold support from the legal entity and vote on the physical person.

Vote with the Proxy Advisory Firm’s recommendation to withhold support from directors for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

WITHHOLD support from directors or slates of directors when they are presented in a manner not aligned with market best practice and/or regulation, irrespective of meeting independence requirements, such as:

•	Bundled slates of directors (e.g., Canada, France, Hong Kong, or Spain);
•	In markets with term lengths capped by regulation or market practice, directors whose terms exceed the caps or are not disclosed; or
•	Directors whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

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•	For companies with multiple slates in Italy, follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.

Independence

Director and Board/Committee Independence

The Fund will consider the relevant country or market listing exchange and the Proxy Advisory Firm’s standards with respect to determining director independence and Board/Committee independence levels. Note: Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

The Fund’s will consider non-independent directors standing for election on a Case-by-Case basis when the full board or committee does not meet the market independence requirements.

•	WITHHOLD support from the fewest non-independent directors including the Founder, Chairman or CEO if their removal would achieve the independence requirements across the remaining board, except that support may be withheld from additional directors whose relative level of independence cannot be differentiated, or the number required to achieve the independence requirements is equal to or greater than the number of non-independent directors standing for election.

•	WITHHOLD support from slates of directors if the board’s independence cannot be ascertained due to inadequate disclosure or when the board’s independence does not meet the applicable independence requirements of the relevant exchange.

•	WITHHOLD support from key committee slates if they contain non-independent directors in the election.

•	WITHHOLD support from non-independent directors if the full board serves or the board has not established such a committee, and relevant country or market listing exchange requires the establishment of such committee.

Self-Nominated/Shareholder-Nominated Director Candidates

Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis. WITHHOLD support from the candidate when:

•	Adequate disclosure has not been provided (e.g., rationale for candidacy and candidate’s qualifications relative to the company);
•	A candidate will not be supported if the candidate’s agenda is not in line with the long-term best interests of the company; or
•	Cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Management Proposals Seeking Non-Board Member Service on Key Committees

Vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s) except where best market practice otherwise dictates.

Consider other concerns regarding committee members on a CASE-BY-CASE basis.

Shareholder Proposals Regarding Board/Key Committee Independence

•	Vote AGAINST shareholder proposals seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).
•	Vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.
•	Vote AGAINST shareholder proposals asking that the independence be greater than that required by the country or market listing exchange.

Board Member Roles and Responsibilities

The Funds generally will review issues of the corresponding proposal (e.g., advisory vote on executive compensation or auditor ratification) rather than on the board or relevant committee members.

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Attendance

WITHHOLD support from a director who, during both of the most recent two years, has served on the board during the two-year period but attended less than 75 percent of the board and committee meetings without a valid reason for the absences or if the two-year attendance record cannot be ascertained from available disclosure (e.g., the company did not disclose which director(s) attended less than 75 percent of the board and committee meetings during the director’s period of service without a valid reason for the absences).

The two-year attendance policy shall be applied to attendance of statutory auditors at Japanese companies.

Over-boarding

Vote FOR directors without regard to “over-boarding” issues, unless when in conjunction with attendance issues during the most recent year. Consider such circumstances on a Case-by-Case basis.

Vote AGAINST shareholder proposals limiting the number of public company boards on which a director may serve.

Combined Chairman / CEO Role

Vote FOR directors without regard to recommendations that the position of chairman should be separate from that of CEO, or should otherwise required to be independent, unless other concerns requiring Case-by-Case consideration are raised (e.g., former CEOs proposed as board chairmen in markets, such as the United Kingdom, for which best practice recommends against such practice).

Vote AGAINST shareholder proposals requiring that the positions of chairman and CEO be held separately, unless significant corporate governance concerns have been cited. Consider such circumstances on a CASE-BY-CASE basis.

Cumulative/Net Voting Markets (e.g., Russia)

When cumulative or net voting applies, generally follow the Proxy Advisory Firm’s approach to vote FOR nominees asserted by the issuer to be independent, irrespective of key committee membership, even if independence disclosure or criteria fall short of the Proxy Advisory Firm’s standards.

Board Accountability

Vote FOR the top executive at companies in Japan if the only reason the Proxy Advisory Firm’s Withhold recommendation is due to the company underperforming in terms of capital efficiency or company performance; e.g. net losses or low return on equity (ROE) .

Compensation Practices (U.S. and Canada)

It is the Funds’ policy that matters of compensation are best determined by an independent board and compensation committee. Therefore, support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.

Where applicable, votes on compensation committee members in connection with compensation practices should be considered on a Case-by-Case basis:

•	Say on pay responsiveness. Compensation committee members opposed by the Proxy Advisory Firm for failure to sufficiently address compensation concerns prompting significant opposition to the most recent say on pay vote will be considered on a CASE-BY-CASE basis, factoring in considerations such as level of shareholder opposition, subsequent actions taken by the compensation committee, and level of responsiveness disclosure.
•	Say on pay frequency. WITHHOLD support according to the Vote Accountability Guideline if the Proxy Advisory Firm opposes directors because the company has implemented a say on pay schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders.
•	Commitments. Vote FOR compensation committee members receiving an adverse recommendation due to problematic pay practices or thresholds (e.g. burn rate) if the company makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis. However, consider on a CASE-BY-CASE basis if the company does not rectify the practice by the following year’s annual general meeting.

For all other markets in which the issuer has not followed market practice by submitting a resolution on

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executive compensation, consider remuneration committee members on a CASE-BY-CASE basis.

Accounting Practices

Vote FOR audit committee members, or the company’s CEO or CFO if nominated as directors, who did not serve on the committee or did not have responsibility over the relevant financial function, during the majority of the time period relevant to the concerns cited.

Consider audit committee members and the company’s CEO and CFO, if nominated as directors, on a CASE-BY-CASE basis if poor accounting practice concerns are raised, factoring in considerations such as:

•	If the audit committee failed to remediate known on-going material weaknesses in the company’s internal controls for more than a year.
•	If the company has not yet had a full year to remediate the concerns since the time they were identified.
•	If the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring.

Consider on a CASE-BY-CASE basis audit committee members if the company has failed to disclose auditors’ fees and has not provided an auditor ratification or remuneration proposal for shareholder vote.

Problematic Actions

Consider on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends withholding support due to assessment that a director acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or due to other material failures or problematic actions, factoring in the merits of the director’s performance, rationale, and disclosure provided.

WITHHOLD support from directors when the Proxy Advisory Firm recommends withholding support due to the board unilaterally adopting by-law amendments that have a negative impact on existing shareholder rights or functions as a diminution of shareholder rights. Consider on a CASE-BY-CASE basis if all directors are under consideration.

Consider directors on a CASE-BY-CASE basis for concerns related to scandals, malfeasance, or negligent internal controls at the company, or that of an affiliate, when:

•	Culpability can be attributed to the director (e.g., director manages or is responsible for the relevant function); or
•	The director has been directly implicated, resulting in arrest, criminal charge, or regulatory sanction.

Vote FOR directors when the above factors have not been triggered.

Vote FOR a director if the Proxy Advisory Firm cites concerns regarding actions in connection with a director’s service on an unaffiliated board and the company has provided adequate rationale regarding the appropriateness of the director to serve on the board under consideration.

Consider on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends withholding support from any director due to share pledging concerns, factoring in the pledged amount, unwind time, and any historical concerns being raised. Responsibility will be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.

Anti-Takeover Measures

WITHHOLD support according to the Vote Accountability Guideline if the company implements excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote, unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill.

Board Responsiveness

Vote FOR if the majority-supported shareholder proposal has been reasonably addressed or the Funds’ Guidelines or voting record did not support the relevant proposal or issue.

o	In the U.S., proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.

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WITHHOLD support according to the Vote Accountability Guideline if the majority-supported shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

If the board has not acted upon a director who did not receive shareholder support representing a majority of the votes cast at the previous annual meeting, consider directors on a CASE-BY-CASE basis.

Vote FOR when:

•	The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or
•	The Funds’ Guidelines or voting record do not support the relevant proposal or issue causing the majority negative vote.

WITHHOLD support according to the Vote Accountability Guideline if the above provisions have not been satisfied.

Board–Related Proposals

Classified/Declassified Board Structure

Vote AGAINST proposals to classify the board unless the proposal represents an increased frequency of a director’s election in the staggered cycle (e.g., seeking to move from a three-year cycle to a two-year cycle).

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Board Structure

Vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Vote AGAINST shareholder proposals to impose new board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent and corporate governance concerns have been identified.

For companies in Japan, generally follow the Proxy Advisory Firm’s approach to proposals seeking a board structure that would provide greater independence oversight of management and the board.

Board Size

Vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations; however, vote AGAINST if seeking to remove shareholder approval rights.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote against proposals to limit or eliminate entirely directors’ and officers’ liability in connection with monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts that are more serious violations of fiduciary obligation, such as negligence.

Director and Officer Indemnification and Liability Protection (International)

Vote in accordance with the Proxy Advisory Firm’s standards (e.g. overly broad provisions).

Discharge of Management/Supervisory Board Members (International)

Vote FOR management proposals seeking the discharge of management and supervisory board members (including when the proposal is bundled), unless concerns are raised about the past actions of the company’s auditors or directors, or legal or regulatory action is being taken against the board by other shareholders.

Vote FOR such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the company or its board.

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Establish Board Committee

Vote FOR shareholder proposals that seek creation of a key committee of the board, unless the company claims an exemption of the listing exchange or the committee is not required under the listing exchange.

Vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Filling Board Vacancies / Removal of Directors

Vote AGAINST proposals that allow directors to be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that allow only continuing directors to elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Stock Ownership Requirements

Vote AGAINST such shareholder proposals.

Term Limits / Retirement Age

Vote FOR management proposals and AGAINST shareholder proposals limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards).

2-	Compensation

Frequency of Advisory Votes on Executive Compensation

Vote FOR proposals seeking an annual say on pay, and AGAINST those seeking less frequent.

Proposals to Provide an Advisory Vote on Executive Compensation (Canada)

Vote FOR, with a preference for an ANNUAL vote.

Executive Pay Evaluation

Advisory Votes on Executive Compensation (Say on Pay) and Remuneration Reports or Committee Members in Absence of Such Proposals

Vote FOR management proposals seeking ratification of the company’s executive compensation structure unless the program includes practices or features not supported under these Guidelines, and the proposal receives a negative recommendation from the Proxy Advisory Firm.

Listed below are examples of compensation practices and provisions, and respective consideration treatment under the Guidelines, factoring in whether the company has provided reasonable rationale/disclosure for such factors or the proposal as a whole.

Consider on a CASE-BY-CASE basis:

•	Single Trigger Equity Provisions
•	Short-Term Investment Plans where the board has exercised discretion to exclude extraordinary items.
•	Retesting in connection with achievement of performance hurdles
•	Long-Term Incentive Plans where executives already hold significant equity positions.
•	Long-Term Incentive Plans where the vesting or performance period is too short or stringency of the performance criteria is called into question.
•	Pay Practices (or combination of practices) that appear to have created a misalignment between CEO pay and performance with regard to shareholder value.
•	Long-Term Incentive Plans that lack an appropriate equity component (e.g., “cash-based only”).
•	Excessive levels of discretionary bonuses, recruitment awards, retention awards, non-compete payments, severance/termination payments, perquisites (unreasonable levels in context of total compensation or purpose of the incentive awards or payouts).

Vote AGAINST:

•	Provisions that permit or give the Board sole discretion for repricing, replacement, buy back, exchange, or any other form of alternative options. (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for

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reissuance.)

•	Single Trigger Cash Severance Provisions in new or materially amended plans, contracts, or payments that do not require an actual change in control in order to be triggered, or such provisions that are maintained in agreements previously opposed by a Fund.
•	Named executives officers have material input into setting their pay.
•	Short-Term Incentive Plans where treatment of payout factors has been inconsistent (e.g., exclusion of losses but not gains).
•	For companies in international markets, plans provide for contract or notice periods or severance/termination payments that exceed market practices, e.g., relative to multiple of annual compensation.

Golden Parachutes

Votes with respect to Golden Parachutes should be determined on a CASE-BY-CASE basis. Features that will be considered include:

•	Single- or modified-single-trigger cash severance.
•	Excessive payout.
•	Recent material amendments or new agreements that incorporate problematic features.
•	CEO/NEO remains employed by merged/acquired company.

Equity-Based and Other Incentive Plans Including OBRA

Equity Compensation

Consider on a CASE-BY-CASE basis compensation and employee benefit plans, including those in connection with OBRA, or the issuance of shares in connection with such plans. Vote the plan or issuance based on factors and related vote treatment under the Executive Pay Evaluation section above or based on circumstances specific to such equity plans as follows:

Vote FOR the plan, if:

•	Board independence is the only concern
•	Amendment places a cap on annual grants
•	Amendment adopts or changes administrative features to comply with Section 162(m) of OBRA
•	Amendment adds performance-based goals to comply with Section 162(m) of OBRA
•	Cash or cash-and-stock bonus components are being approved for exemption from taxes under Section 162(m) of OBRA
o	Give primary consideration to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Vote AGAINST if the plan:

•	Exceeds recommended costs (U.S. or Canada).
•	Incorporates share allocation disclosure methods that prevent a cost or dilution assessment.
•	Exceeds recommended burn rates and/or dilution limits, including cases in which dilution cannot be fully assessed (e.g., due to inadequate disclosure).
•	Allows deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors.
•	Provides for retirement benefits or equity incentive awards to outside directors if not in line with market practice.
•	Allows financial assistance to executives, directors, subsidiaries, affiliates, or related parties that is not in line with market practice.
•	Allows plan administrators to benefit from the plan as potential recipients.
•	Allows for an overly liberal change in control definition. (This refers to plans that would reward recipients even if the event does not result in an actual change in control or results in a change in control but does not terminate the employment relationship.)
•	Allows for post-employment vesting or exercise of options if deemed inappropriate.
•	Allows plan administrators to make material amendments without shareholder approval.
•	Allows procedure amendments that do not preserve shareholder approval rights.

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Amendment Procedures for Equity Compensation Plans and Employee Stock Purchase Plans (ESPPs) (Toronto Stock Exchange Issuers)

Vote AGAINST if the amendment procedures do not preserve shareholder approval rights.

Stock Option Plans for Independent Internal Statutory Auditors (Japan)

Vote AGAINST.

Matching Share Plans

Vote AGAINST if the matching share plan does not meet recommended standards, considering holding period, discounts, dilution, participation, purchase price, or performance criteria.

Employee Stock Purchase Plans or Capital Issuance in Support Thereof

Voting decisions are generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Director Compensation

Non-Executive Director Compensation

Vote FOR cash-based proposals.

Consider on a CASE-BY-CASE basis equity-based proposals.

Bonus Payments (Japan)

Vote FOR if all payments are for directors or auditors who have served as executives of the company, and AGAINST if any payments are for outsiders.

Bonus Payments – Scandals

Vote AGAINST bonus proposals for a retiring director or continuing director or auditor when culpability can be attributed to the nominee.

Consider on a CASE-BY-CASE basis bundled bonus proposals for retiring directors or continuing directors or auditors when culpability cannot be attributed to all nominees.

Severance Agreements

Vesting of Equity Awards upon Change in Control

Vote FOR management proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control, unless evidence exists of abuse in historical compensation practices.

Vote AGAINST shareholder proposals regarding the treatment of equity if:

•	The change in control cash severance provisions are double-triggered; and
•	The company has provided a reasonable rationale regarding the treatment of equity.

Executive Severance or Termination Arrangements, including those Related to Executive Recruitment or Retention

Vote FOR such compensation arrangements if:

•	The primary concerns raised would not result in a negative vote, under these Guidelines, on a management say on pay proposal, the relevant board or committee member(s);
•	The company has provided adequate rationale and/or disclosure; or
•	Support is recommended as a condition to a major transaction such as a merger.

Treatment of Cash Severance Provisions

Vote AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

Vote FOR shareholder proposals seeking double triggers on change in control cash severance provisions.

Compensation-Related Shareholder Proposals

Executive and Director Compensation

Vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, unless evidence exists of abuse in historical compensation practices.

Holding Periods

Vote AGAINST shareholder proposals requiring mandatory periods for officers and directors to hold

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company stock.

Submit Severance and Termination Payments for Shareholder Ratification

Vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, supplemental executive retirement plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

3-	Audit-Related

Auditor Ratification and/or Remuneration

Vote FOR management proposals except in such cases as indicated below.

Consider on a CASE-BY-CASE basis if:

•	The Proxy Advisory Firm raises questions of disclosure or auditor independence; or
•	Total fees for non-audit services exceed 50 percent of the total auditor fees (including audit-related fees, and tax compliance and preparation fees if applicable) and the company has not provided adequate rationale regarding the non-audit fees. (For purposes of this review, fees deemed to be reasonable, non-recurring exceptions to the non-audit fee category (e.g., significant, one-time events such as those related to an IPO) will be excluded).
•	There is evidence of excessive compensation relative to the size and nature of the company.

Vote AGAINST if the company has failed to disclose auditors’ fees.

Vote FOR shareholder proposals asking the company to present its auditor annually for ratification.

Auditor Independence

Consider on a CASE-BY-CASE basis shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

Audit Firm Rotation

Vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

Indemnification of Auditors

Vote AGAINST the indemnification of auditors.

Independent Statutory Auditors (Japan)

Vote AGAINST if the candidate is affiliated (e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders.)

Vote AGAINST incumbent directors at companies implicated in scandals or exhibiting poor internal controls.

Vote FOR remuneration as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

4-	Shareholder Rights and Defenses

Advance Notice for Shareholder Proposals

Vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the company.

Corporate Documents / Article and Bylaw Amendments or Related Director Actions

Vote FOR if the change or policy is editorial in nature or if shareholder rights are protected.

Vote AGAINST if it seeks to impose a negative impact on shareholder rights or diminishes accountability to shareholders, including where the company failed to opt out of a law that effects shareholder rights (e.g. staggered board).

With respect to article amendments for Japanese companies:

•	Vote FOR management proposals to amend a company’s articles to expand its business lines in line

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with its current industry.

•	Vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.
•	If anti-takeover concerns exist, vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.
•	Follow the Proxy Advisory Firm’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Majority Voting Standard

Vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with law in which the company is incorporated.

Vote FOR amendments to corporate documents or other actions promoting a majority standard. (See also Section 8. Mutual Fund Proxies.)

Cumulative Voting

Vote FOR shareholder proposals to restore or permit cumulative voting.

Vote AGAINST management proposals to eliminate cumulative voting if the company:

•	Is controlled;
•	Maintains a classified board of directors; or
•	Maintains a dual class voting structure.

Proposals may be supported irrespective of classified board status if a company plans to declassify its board or adopt a majority voting standard.

Confidential Voting

Vote FOR management proposals to adopt confidential voting.

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
•	If the dissidents agree, the policy remains in place.
•	If the dissidents do not agree, the confidential voting policy is waived.

Fair Price Provisions

Consider proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Poison Pills

Votes will be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that can reasonably be construed as an anti-takeover measure, based on the Proxy Advisory Firm’s approach to evaluating such proposals.

DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations.

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless:

•	Shareholders have approved adoption of the plan;

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•	A policy has already been implemented by the company that should reasonably prevent abusive use of the pill; or
•	The board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Consider on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board. Consider on a CASE-BY-CASE basis shareholder and management proposals that appear on the same agenda.

Vote FOR management proposals also supported by the Proxy Advisory Firm.

Quorum Requirements

Consider on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Exclusive Forum

Vote FOR management proposals to designate Delaware or New York as the exclusive forum for certain legal actions as defined by the company (“Exclusive Forum”) if the company’s state of incorporation is the same as its proposed Exclusive Forum, otherwise consider on a CASE-BY-CASE basis.

Reincorporation Proposals

Consider proposals to change a company’s state of incorporation on a CASE-BY-CASE basis.

Vote FOR management proposals not assessed as:

•	A potential takeover defense; or
•	A significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change.

Vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.

Vote AGAINST shareholder reincorporation proposals not also supported by the company.

Shareholder Advisory Committees

Consider on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Right to Call Special Meetings

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis.

Vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either of the following applies:

•	Company does not currently permit shareholders to do so;
•	Existing ownership threshold is greater than 25 percent; or
•	Sole concern relates to a net-long position requirement.

Written Consent

Vote AGAINST shareholder proposals seeking the right to act by written consent if the company:

•	Permits shareholders to call special meetings;
•	Does not impose supermajority vote requirements on business combinations/actions (e.g., a merger or acquisition) and on bylaw or charter amendments; and
•	Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, voting FOR if the above conditions are present.

Vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not

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present.

State Takeover Statutes

Consider on a CASE-BY-CASE basis proposals to opt-in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Supermajority Shareholder Vote Requirement

Vote AGAINST proposals to require a supermajority shareholder vote and FOR proposals to lower supermajority shareholder vote requirements; except,

Consider on a CASE-BY-CASE basis if the company has shareholder(s) with significant ownership levels and the retention of existing supermajority requirements would protect minority shareholder interests.

Time-Phased Voting

Vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

5-	Capital and Restructuring

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation unless a contrary recommendation from the relevant Investment Professional(s) is utilized.

Vote AGAINST proposals authorizing excessive discretion to a board.

Capital

Common Stock Authorization

Consider proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. The Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds will be utilized in evaluating such proposals. In cases where the requests are above the allowable threshold, a company-specific qualitative review (e.g., considering rationale and prudent historical usage) will be utilized.

Vote FOR proposals within the Proxy Advisory Firm’s allowable thresholds, or those in excess but meeting Proxy Advisory Firm’s qualitative standards, to authorize capital increases, unless the company states that the stock may be used as a takeover defense.

Vote FOR proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when a company’s shares are in danger of being delisted.

Notwithstanding the above, vote AGAINST:

•	Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines (e.g., merger or acquisition proposals).

Dual Class Capital Structures

Vote AGAINST:

•	Proposals to create or perpetuate dual class capital structures (e.g., exchange offers, conversions, and recapitalizations) unless supported by the Proxy Advisory Firm (e.g., utilize a one share, one vote standard, to avert bankruptcy or generate non-dilutive financing, or not designed to increase the voting power of an insider or significant shareholder).
•	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if:

•	Bundled with favorable proposal(s);
•	Approval of such proposal(s) is a condition of such favorable proposal(s); or
•	Part of a recapitalization for which support is recommended by the Proxy Advisory Firm or relevant

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Investment Professional(s).

Consider management proposals to eliminate or make changes to dual class capital structures on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation.

Vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

General Share Issuances / Increases in Authorized Capital (International)

Consider specific issuance requests on a Case-by-Case basis based on the proposed use and the company’s rationale.

Voting decisions to determine support for requests for general issuances (with or without preemptive rights), authorized capital increases, convertible bonds issuances, warrants issuances, or related requests to repurchase and reissue shares, will be based on the Proxy Advisory Firm’s assessment.

Preemptive Rights

Consider on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preferred Stock

Utilize the Proxy Advisory Firm's approach for evaluating issuances or authorizations of preferred stock, taking into account the Proxy Advisory Firm's support of special circumstances, such as mergers or acquisitions, as well as the following criteria:

Consider on a CASE-BY-CASE basis proposals to increase the number of shares of blank check preferred shares or preferred stock authorized for issuance. This approach incorporates both qualitative and quantitative measures, including a review of:

•	Past performance (e.g., board governance, shareholder returns and historical share usage); and
•	The current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Proxy Advisory Firm’s model for assessing appropriate thresholds).

Vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or not utilize a disparate voting rights structure.

Vote AGAINST where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense.

Vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Preferred Stock (International)

Voting decisions should generally be based on the Proxy Advisory Firm’s approach, including:

•	Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
•	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests.
•	Vote AGAINST the creation of:

(1) a new class of preference shares that would carry superior voting rights to the common shares, or

(2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

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Shareholder Proposals Regarding Blank Check Preferred Stock

Vote FOR shareholder proposals requesting to have shareholder ratification of blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Vote FOR management proposals to cancel repurchased shares.

Vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, giving primary consideration to input from the relevant Investment Professional(s).

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

In the event that the split constitutes a capital increase effectively exceeding the Proxy Advisory Firm’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, voting FOR, but not supporting additional requests for capital increases on the same agenda.

Allocation of Income and Dividends (International)

With respect to Japanese and South Korean companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendations to oppose such proposals when:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Vote FOR such management proposals by companies in other markets.

Vote AGAINST proposals where companies are seeking to establish or maintain disparate dividend distributions between stockholders of the same share class (e.g., long-term stockholders receiving a higher dividend ratio (“Loyalty Dividends”)).

In any market, in the event multiple proposals regarding dividends are on the same agenda, consider on a CASE-BY-CASE basis.

Stock (Scrip) Dividend Alternatives (International)

Vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Tracking Stock

Consider the creation of tracking stock on a CASE-BY-CASE basis, giving primary consideration to the input from the relevant Investment Professional(s).

Capitalization of Reserves (International)

Vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Proxy Advisory Firm.

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Debt Instruments and Issuance Requests (International)

Vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent.

Vote AGAINST proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, unless the Proxy Advisory Firm’s approach to evaluating such requests results in support of the proposal.

Acceptance of Deposits (India)

Voting decisions generally are based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Debt Restructurings

Consider on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Financing Plans (International)

Vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Investment of Company Reserves (International)

Consider proposals on a case-by-case basis.

Restructuring

Mergers and Acquisitions / Corporate Restructurings

Vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Votes will be reviewed on a case-by-case basis with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Waiver on Tender-Bid Requirement (International)

Consider proposals on a CASE-BY-CASE basis if seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Related Party Transactions (International)

Vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director or related party independence.

6-	Environmental and Social Issues

Environmental and Social Proposals

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on environmental and social issues. Such matters may include:

•	Ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards;
•	Effectively managing risk, and
•	Assessing and addressing matters that may have a financial impact on shareholder value.

The Funds will vote in accordance with the board’s recommendation on such proposals based on the guidelines below.

The Funds will vote AGAINST shareholder proposals seeking to:

•	Dictate corporate conduct;
•	Impose excessive costs or restrictions;

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•	Duplicate policies already substantially in place; or
•	Release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.

Certain instances will be considered CASE-BY-CASE. If it appears that both:

•	The stewardship has fallen short as evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers; or
•	The company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue; and
•	The issue is material to the company.

Approval of Donations (International)

Vote FOR proposals if they are for single- or multi-year authorities and prior disclosure of amounts is provided. Otherwise, vote AGAINST such proposals.

7-	Routine/Miscellaneous

Routine Management Proposals

Consider proposals on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends voting AGAINST.

Authority to Call Shareholder Meetings on Less than 21 Days’ Notice

For companies in the United Kingdom, consider on a CASE-BY-CASE basis, factoring in whether the company has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Approval of Financial Statements and Director and Auditor Reports (International)

Vote AGAINST if there are concerns regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.

Consider on a CASE-BY-CASE basis if there are other concerns regarding severance/termination payments.

Vote AGAINST if there is concern about the company’s financial accounts and reporting, including related party transactions.

Vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.

Vote FOR if the only reason for a negative recommendation by the Proxy Advisory Firm is to express disapproval of broader practices of the company or its board.

Other Business

Vote AGAINST proposals for Other Business.

Adjournment

These items often appear on the same agenda as a primary proposal, such as a merger or corporate restructuring.

•	Vote FOR when the primary proposal is also supported
•	If there is no primary proposal, vote FOR if all other proposals are supported and AGAINST if all other proposals are opposed.
•	Consider other circumstances on a CASE-BY-CASE basis.

Changing Corporate Name

Vote FOR management proposals requesting a change in corporate name.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that:

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•	Support for a single proposal is not operationally required;
•	No one proposal is deemed superior in the interest of the Fund(s); and
•	Each proposal would otherwise be supported under these Guidelines.

Vote AGAINST any proposals that would otherwise be opposed under these Guidelines.

Bundled Proposals

Vote FOR if all of the bundled items are supported by these Guidelines.

Vote AGAINST if one or more items are not supported by these Guidelines, and if the Proxy Advisory Firm deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

This instruction is in regard to items for which support has become moot (e.g., an incentive grant to a person no longer employed by the company); WITHHOLD support if recommended by the Proxy Advisory Firm.

8-	Mutual Fund Proxies

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Hire and Terminate Sub-Advisors

Vote FOR management proposals that authorize the board to hire and terminate sub-advisors.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Vote AGAINST shareholder proposals for the establishment of a director ownership requirement. All other matters should be examined on a CASE-BY-CASE basis

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Exhibit 1 – Proxy Group

Name	Title or Affiliation
Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, Voya Investments, LLC
Kevin M. Gleason	Senior Vice President, Voya Investment Management LLC; and Chief Compliance Officer of the Voya Family of Funds,
Jason Kadavy	Vice President, Reporting, Fund Accounting, Voya Funds Services, LLC
Todd Modic	Senior Vice President, Voya Funds Services, LLC and Voya Investments, LLC; and Chief Financial Officer of the Voya Family of Funds
Maria Anderson	Vice President, Fund Compliance, Voya Funds Services, LLC
Sara Donaldson	Proxy Coordinator for the Voya Family of Funds and Vice President, Proxy Voting, Voya Funds Services, LLC
Harley Eisner	Vice President, Financial Analysis, Voya Funds Services, LLC
Evan Posner, Esq.	Vice President and Counsel, Voya Family of Funds
Andrew Schlueter	Vice President, Mutual Funds Operations, Voya Funds Services LLC
Kristin Lynch*	Assistant Vice President, Office of the Chief Compliance Officer, Voya Investment Management LLC

Effective as of August 09, 2016

*Non-voting member

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Fund’s portfolio:

Manu Vandenbulck lead Investment Manager of the Emerging Markets High Dividend Strategy. Mr. Vandenbulck co-manages the Europe High Dividend Strategy (focusing on the non-euro zone countries) and assist in managing the Euro High Dividend Strategy. He joined NNIP Advisors in 2001.

Robert Davis is a Senior Portfolio Manager within the NNIP Advisors Equity Value Boutique focusing on the team's Emerging Market High Dividend strategy since 2012. He joined NNIP Advisors in 2011 as a Senior Emerging Markets Telecom Analyst. Prior to that he was with a boutique broker, Bryan Garnier from 2007 to 2011.

Nicolas Simar is Head of the Value team in the Equity investments department and is responsible for the value strategies. Mr. Simar also manages the Euro High Dividend strategy. He started his career at the Banque Bruxelles Lambert Asset Management in 1996 (NN Investment Partners) as an investment manager of fixed-income.

Willem van Dommelen is head of the investment managers' team of the systematic beta column in the structured investment strategy department at NNIP Advisors B.V. Previously, Willem was a senior investment manager on the firms structured investments department, responsible for the management of a broad range of structured mutual funds and the advice and implementation of hedging activities for firm affiliates. Willem began his career as a portfolio manager at NN Investment Management, where he advised and serviced around 80 institutional clients. Willem obtained his master's degree in economics from Tilburg University, specializing in accountancy and investment theory. He holds a RBA degree (registered investment analyst).

(a)(2V-iii) Other Accounts Managed

The following table show the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Adviser as of February 28, 2017, unless otherwise indicated.

Voya Emerging Markets High Dividend Equity Fund (IHD)

	Mutual Funds		Trusts, Sep Accts and Stable Value Other
	Registered Investment Companies		Pooled Investment Vehicles ans Alternative		Other Accounts, NNIP, Managed
IHD
Portfolio Manager	Number of Accts	Total Assets	Number of Accts	Total Assets	Number of Accts	Total Assets
Manu Vandenbulck	3	$362	2	$686	0	$0
Robert Davis	3	$362	1	$288	0	$0
Nicholas Simar	5	$1,219	1	$920	0	$0
Willem van Dommelen	5	$1,352	6	$1,565	0	$0

(a)(2)(iv) Conflicts of Interest

NNIP investment teams are responsible for managing and executing trades on behalf of multiple clients including other registered funds, legal entities, other accounts, including proprietary accounts, separate accounts, and other pooled investment vehicles. An investment team may manage a portfolio or separate account, which may have materially higher fee arrangements than the Fund and may also have a performance based fee. The management of multiple funds and/or other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. NNIP has adopted compliance procedures which are reasonably designed to address these types of conflicts.

(a)(3) Compensation

Within NNIP, the portfolio managers’ compensation typically consists of a base salary and a bonus. Portfolio managers are evaluated on their one-year and three-year performance annually. The bonus scheme for our investment professionals in place, which is largely quantitative based and linked to the individual and team performances, is mainly targeted at consistency and stability in excess return. If a manager has good performance, the variable pay (partly in stock) will be spread over the next two or three years. There will be a consistency premium paid, if managers can continuously produce good results. If the performance deteriorates in subsequent years, a portion of the bonus can be subject to a claw back clause. In so doing, we aim to achieve a longer-term orientation of our investment managers and better align the program with the interest of our customers. In addition, the portfolio managers may be offered long-term equity awards, such as stock and/or stock options, which are tied to the performance of the Sub-Adviser’s parent company, NN Group N.V. The overall design of the NNIP annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. NNIP has defined indices and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus the MSCI All Country Asia Pacific ex-Japan Index over a one-year, three-year and five-year period. The results for overall NNIP scorecards are calculated on an asset weighted performance basis of the individual team scorecards. Investment professionals’ performance measures for bonus determinations are typically weighted by 20% being attributable to the overall NNIP performance and 60% attributable to the funds/clients performance (objective) and 20% attributable to their contribution to the team’s results (subjective).

(a)(4) Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each team member as of February 28, 2017, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Ownership:

Portfolio Manager	Dollar Range of Fund Shares Owned
Manu Vandenbulck	0
Robert Davis	0
Nicholas Simar	0
Willem van Dommelen	0

(b) None.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period*	Total Number of Shares (or Units) Purchased	Average Price Paid Per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Mar 1-31, 2016	0	$0.00	0	0
April 1-30, 2016	0	$0.00	0	0
May 1-31, 2016	30,723	$7.13	30,723	1,923,258
June 1-30, 2016	103,508	$7.24	103,508	1,819,750
July 1-31, 2016	125,688	$7.40	125,688	1,694,062
Aug 1-31, 2016	34,613	$7.75	34,613	1,659,449
Sept 1-30, 2016	81,770	$8.04	81,770	1,577,679
Oct 1-31, 2016	112,137	$7.94	112,137	1,465,542
Nov 1-30, 2016	0	$0.00	0	1,465,542
Dec 1-31, 2016	0	$0.00	0	1,465,542
Jan 1-31, 2017	24,430	$7.66	24,430	1,441,112
Feb 1-28, 2017	0	$0.00	0	1,441,112
Total	512,869		512,869

*The Registrants repurchase program, which authorized the repurchase of 1,953,981 shares, was announced on March 18,2016. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Emerging Markets High Dividend Equity Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 5, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 5, 2017